As filed with the Securities and Exchange Commission on November 27, 1998
                                        Securities Act Registration No. 33-37356
                                Investment Company Act Registration No. 811-5695
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------
                                    FORM EXHIBIT INDEX
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 H
                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 12 H
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940 H
                               AMENDMENT NO. 18 H
                        (Check appropriate box or boxes)

                            GLOBAL UTILITY FUND, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530

                              DAVID F. CONNOR, ESQ.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
           (NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS) COPY TO:

                              ARTHUR J. BROWN, ESQ.
                           KIRKPATRICK & LOCKHART LLP
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[x] immediately upon filing pursuant to paragraph (b)

[ ] on (date) pursuant to paragraph (b)

[ ] 60 days after filing  pursuant to paragraph  (a)(1)

[ ] on (date) pursuant to paragraph (a), of Rule 485.

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after  filing  pursuant to  paragraph  (a)(2)

[ ] on (date)  pursuant to paragraph (a)(2) of rule 485.
    If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Common Stock, par value $.001 per share


                              CROSS REFERENCE SHEET
                            (AS REQUIRED BY RULE 495)
N-1A ITEM NO.                                                                       LOCATION
                                                                                    ----------
PART A
Item   1.  Cover Page ...........................................................   Cover Page

Item   2.  Synopsis .............................................................   Fund Expenses

Item   3.  Condensed Financial Information ......................................   Fund Expenses; Financial Highlights;
                                                                                    How The Fund Calculates Performance

Item   4.  General Description of Registrant ....................................   Cover Page; Fund Highlights; How The
                                                                                    Fund Invests; General Information
Item   5.  Management of the Fund ...............................................   Financial Highlights; How The Fund is
                                                                                    Managed

Item   5A. Management's Discussion of Fund Performance ..........................   Financial Highlights

Item   6.  Capital Stock and Other Securities ...................................   Taxes, Dividends and Distributions;
                                                                                    General Information

Item   7.  Purchase of Securities Being Offered .................................   Shareholder Guide; How The Fund Values
                                                                                    its Shares

Item   8.  Redemption or Repurchase .............................................   Shareholder Guide; How The Fund Values
                                                                                    its Shares

Item   9.  Pending Legal Proceedings ............................................   Not Applicable

PART B
Item  10.  Cover Page ...........................................................   Cover Page

Item  11.  Table of Contents ....................................................   Table of Contents

Item  12.  General Information and History ......................................   General Information

Item  13.  Investment Objectives and Policies ...................................   Investment Objective and Policies;
                                                                                    Investment Restrictions
Item  14.  Management of the Fund ...............................................   Information Regarding Directors and
                                                                                    Officers; Manager; Subadviser; Distributor
Item  15.  Control Persons and Principal Holders of Securities ..................   Not Applicable

Item  16.  Investment Advisory and Other Services ...............................   Manager; Distributor; Custodian,
                                                                                    Transfer and Dividend Disbursing
                                                                                    Agent and Independent Accountants
Item  17.  Brokerage Allocation and Other Practices .............................   Portfolio Transactions and Brokerage

Item  18.  Capital Stock and Other Securities ...................................   Not Applicable

Item  19.  Purchase, Redemption and Pricing of Securities Being Offered .........   Purchase and Redemption of Fund
                                                                                    Shares; Shareholder Investment
                                                                                    Account; Net Asset Value

Item  20.  Tax Status ...........................................................   Taxes

Item  21.  Underwriters .........................................................   Distributor

Item  22.  Calculation of Performance Data ......................................   Performance Information

Item  23.  Financial Statements .................................................   Financial Statements

PART C
     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

Global Utility Fund, Inc.
--------------------------------------------------------------------------------
PROSPECTUS DATED NOVEMBER 27, 1998
--------------------------------------------------------------------------------

Global Utility Fund, Inc. (the Fund) is a diversified, open-end management investment company. The Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies in the utility industries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in a diversified portfolio of equity and debt securities of domestic and foreign utility companies, principally electric, telecommunications, gas or water companies. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests -- Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is 1-800-225-1852.


This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated November 27, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund, at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.



--------------------------------------------------------------------------------
INVESTORS  ARE  ADVISED  TO  READ  THIS  PROSPECTUS  AND  RETAIN  IT FOR  FUTURE
REFERENCE.
--------------------------------------------------------------------------------







AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

--------------------------------------------------------------------------------

      The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

--------------------------------------------------------------------------------
   WHAT IS GLOBAL UTILITY FUND, INC.?

         Global Utility Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

   WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
         The Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies in the utility industries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in a diversified portfolio of equity and debt securities of domestic and foreign utility companies, principally electric, telecommunications, gas or water companies. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.

   WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?
         The Fund concentrates its investments in the securities of companies in the utility industries. Consequently, factors specifically affecting those industries, such as substantial government regulation, interest rate movements, and increased competition, may have a greater effect on the value of the Fund's shares than on those of an investment company that does not concentrate its investments in the utility industries. In addition, as a result of the Fund's ability to invest in companies in the utility industries around the world, the Fund is subject to risks relating to political and economic developments abroad, as well as those relating to the different and rapidly evolving regulatory environments for utility companies in foreign markets. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money. See "How the Fund Invests -- Investment Objective and Policies" at page 9. The Fund may also engage in various hedging and return enhancement strategies, including derivatives. See "How the Fund Invests--Hedging and Return Enhancement Strategies -- Risks of Hedging and Return Enhancement Strategies" at page 14.

   WHO MANAGES THE FUND?
         Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .67% of the Fund's average daily net assets. As of October 31, 1998, PIFM served as manager or administrator to 67 investment companies, including 45 mutual funds, with aggregate assets of approximately $68.2 billion. Wellington Management Company, LLP (Wellington Management or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM and is compensated for its services by PIFM based on a percentage of the Fund's average daily net assets. As of October 31, 1998, the Subadviser held investment authority over approximately $196.7 billion of assets. See "How the Fund is Managed--Manager" at page 16 and "How the Fund is Managed -- Subadviser" at page 17.

   WHO DISTRIBUTES THE FUND'S SHARES?
         Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares that is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares, and with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Distributor incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is paid for or reimbursed by the Fund.
         See  "How  the Fund is  Managed--Distributor"  at page 17.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   WHAT IS THE MINIMUM INVESTMENT?
         The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Investment Plan the minimum initial and subsequent investment is $50. See "Shareholder Guide -- How to Buy Shares of the Fund" at page 23 and "Shareholder Guide--Shareholder Services" at page 35.

   HOW DO I PURCHASE SHARES?
         You may purchase shares of the Fund through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC. (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor plus a sales charge, which may be imposed either at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC). Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Class Z shares are offered to a limited group of investors at NAV without any sales charge. See "How the Fund Values its Shares" at page 19 and "Shareholder Guide--How to Buy Shares of the Fund" at page 22.

   WHAT ARE MY PURCHASE ALTERNATIVES?
         The Fund offers four classes of shares:

         O Class A Shares:  Sold with an initial sales charge of up to 5% of the offering price.

         O Class B Shares:  Sold without an initial sales charge but are subject to a CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

         O Class C  Shares: Sold  with  an  initial  sales  charge  of 1% of the offering price and are also subject to a CDSC of 1% on redemptions for a period of 18 months after purchase. Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but, unlike Class B shares, do not convert to another class.

         O Class Z Shares:  Sold  without   either  an  initial  or   contingent
                            deferred   sales  charge  to  a  limited   group  of
                            investors. Class Z shares are not subject to any ongoing service or distribution expenses.


         See "Shareholder Guide--Alternative Purchase Plan" at page 24.

   HOW DO I SELL MY SHARES?
         You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares. See "Shareholder Guide--How to Sell Your Shares" at page 29.

   HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?
         The Fund expects to pay dividends of net investment income, if any, quarterly and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 20.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 FUND EXPENSES

--------------------------------------------------------------------------------



   SHAREHOLDER TRANSACTION EXPENSES+      CLASS A SHARES   CLASS B SHARES       CLASS C SHARES      CLASS Z SHARES
                                          --------------   --------------       --------------      --------------
        Maximum Sales Load Imposed on
           Purchases (as a percentage of
           offering price) ................    5%              None                       1%              None
        Maximum Sales Load Imposed on
           Reinvested Dividends ...........   None             None                      None             None
        Maximum Deferred Sales Load (as a
           percentage of original purchase
           price or redemption proceeds,
           whichever is lower) ............   None   5% during the first year,           1% on            None
                                                     decreasing by 1% annually       to redemptions
                                                    1% in the fifth and sixth years   made within
                                                       and 0% the seventh year*      18 months of
                                                                                       purchase
        Redemption Fees ...................   None             None                      None             None
        Exchange Fees .....................   None             None                      None             None

   ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)CLASS A SHARES   CLASS B SHARES       CLASS C SHARES     CLASS Z SHARES
                                           ------------     -------------       --------------     --------------
   Management Fees ........................   .67%              .67%                    .67%                .67%
   12b-1 Fees (after reduction) ...........   .25%++           1.00%                   1.00%                 None
   Other Expenses .........................   .26%              .26%                    .26%                .26%
                                             -----             -----                  -----                -----
   Total Fund Operating Expenses
      (after reduction) ...................   1.18%            1.93%                   1.93%                .93%
                                             =====             =====                  =====                =====
   EXAMPLE                                                       1 YEAR      3 YEARS    5 YEARS    10 YEARS
   --------                                                       -----      ------     ------      -------
   You would pay the following expenses on a $1,000 investment,  assuming (1) 5%
    annual return and (2) redemption at the end of each time period:
       Class A ..............................................     $61         $86         $112       $186
       Class B ..............................................     $70         $91         $114       $197
       Class C ..............................................     $39         $70         $113       $233
       Class Z ..............................................     $ 9         $30         $ 51       $114
   You would pay the  following  expenses  on the same  investment  assuming  no redemption:
       Class A ..............................................     $61         $86         $112       $186
       Class B ..............................................     $20         $61         $104       $197
       Class C ..............................................     $29         $70         $113       $233
       Class Z ..............................................     $ 9         $30         $ 51       $114

   THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." The above example is based on data for the fiscal year ended September 30, 1998. "Other Expenses" includes Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees.

----------
     * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."
     + Dealers  independently   may  charge   additional  fees  for  shareholder
       transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See
      "How the Fund is Managed--Distributor."
    ++ Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares of the Fund, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to no more than .25 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice. See "How the Fund is Managed--Distributor." Total operating expenses without such limitation would be 1.23%.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
  (FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHHOUT EACH PERIOD INDICATED)
                                (CLASS A SHARES)

--------------------------------------------------------------------------------

The following financial highlights, for the two years ended September 30, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended September 30, 1996, have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information.

The financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Services--Reports to Shareholders."

                                                                                                             JANUARY 2, 1990(a)
                                                       YEAR ENDED SEPTEMBER 30,                                   THROUGH
                              ------------------------------------------------------------------------------    SEPTEMBER 30,
                                1998      1997      1996      1995      1994      1993      1992     1991          1990(E)
                              --------  --------  --------  --------  --------  --------  --------  --------   ----------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
  beginning
  of period ...............    $ 17.52   $ 15.03   $ 14.72   $ 13.66   $ 14.63   $ 12.96   $ 12.62   $ 10.50       $ 11.16
                              --------  --------  --------  --------  --------  --------  --------  --------      --------

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income .....        .46(d)    .49       .51       .49       .47       .44       .53       .57           .48
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions ............       1.67      3.34       .73      1.35      (.82)     2.46      1.01      2.23          (.67)
                              --------  --------  --------  --------  --------  --------  --------  --------      --------
    Total from
      investment
      operations ..........       2.13      3.83      1.24      1.84      (.35)     2.90      1.54      2.80          (.19)
                              --------  --------  --------  --------  --------  --------  --------  --------      --------
LESS DISTRIBUTIONS
Dividends from net
  investment income .......       (.46)     (.49)     (.51)     (.48)     (.42)     (.47)     (.53)     (.62)        (.41)
Distributions in
  excess of net
  investment income .......       (.02)     (.02)       --        --        --      (.01)       --        --            --
Distributions from net
  realized gains on
  investment and foreign
  currency transactions ...      (1.51)     (.83)     (.42)     (.30)     (.20)     (.75)     (.67)     (.08)           --
                              --------  --------  --------  --------  --------  --------  --------  --------      --------
Total distributions .......      (1.99)    (1.34)     (.93)     (.78)     (.62)    (1.23)    (1.20)     (.70)         (.41)
                              --------  --------  --------  --------  --------  --------  --------  --------      --------
Redemption fee
  retained by Fund ........         --        --        --        --        --        --        --       .02          (.06)
                              --------  --------  --------  --------  --------  --------  --------  --------      --------
Net asset value,
  end of period ...........    $ 17.66   $ 17.52   $ 15.03   $ 14.72   $ 13.66   $ 14.63   $ 12.96   $ 12.62       $ 10.50
                              ========  ========  ========  ========  ========  ========  ========  ========      ========
TOTAL RETURN(c) ...........     12.90%    26.90%     8.65%    14.23%    (2.49%)   23.87%    13.15%    27.63%        (1.98%)
RATIOS/SUPPLEMENTAL DATA:
Net assets,
 end of period (000) ......   $123,346  $120,825  $112,800  $124,423  $126,254  $138,714  $114,654  $132,804      $161,892
                              --------  --------  --------  --------  --------  --------  --------  --------      --------
Average net assets (000) ..   $122,384  $116,303  $120,122  $122,837  $139,166  $119,001  $120,708  $151,217      $166,915
Ratios to average
 net assets:
  Expenses, including
    distribution fees .....      1.18%     1.21%     1.30%     1.31%     1.25%     1.30%     1.39%     1.49%         1.05%(b)
  Expenses, excluding
    distribution fees .....       .93%      .96%     1.05%     1.06%     1.02%     1.10%     1.19%     1.36%         1.05%(b)
  Net investment income ...      2.49%     3.00%     3.38%     3.58%     3.39%     3.37%     4.16%     5.06%         5.97%(b)
Portfolio turnover rate ...        20%       13%       13%       15%       19%       14%       57%      135%           27%


----------
(a)  Commencement of investment operations.
(b)  Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(d)  Calculated based upon weighted average shares outstanding during the year.
(e) Prior to February 4, 1991, the Fund operated as a closed-end investment company. Effective February 4, 1991, the Fund commenced operations as an open-end investment company. Accordingly, historical expenses and ratios to average net assets are not necessarily indicative of future expenses and related ratios.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
   (FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD INDICATED)
                                (CLASS B SHARES)

--------------------------------------------------------------------------------

The following financial highlights, for the two years ended September 30, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended September 30, 1996, have been audited by other independent auditors. All such audit reports were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information.

The following financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Services--Reports to Shareholders."

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     MARCH 18, 1991(a)
                                                      YEAR ENDED SEPTEMBER 30,                           THROUGH
                              --------------------------------------------------------------------     SEPTEMBER 30,
                                  1998      1997      1996      1995      1994      1993      1992         1991
                              --------  --------  --------  --------  --------  --------  --------   ------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period .....    $ 17.52   $ 15.03   $ 14.71   $ 13.66   $ 14.63   $ 12.97   $ 12.63         $ 11.97
                              --------  --------  --------  --------  --------  --------  --------        --------

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income .....        .32(d)    .37       .40       .39       .37       .34       .43             .25
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions ............       1.67      3.34       .74      1.34      (.82)     2.45      1.01             .63
                              --------  --------  --------  --------  --------  --------  --------        --------
   Total from investment
     operations ...........       1.99      3.71      1.14      1.73      (.45)     2.79      1.44             .88
                              --------  --------  --------  --------  --------  --------  --------        --------
LESS DISTRIBUTIONS
Dividends from net
  investment income .......       (.32)     (.37)     (.40)     (.38)     (.32)     (.37)     (.43)           (.22)
Distributions in excess
  of net investment
  income ..................       (.02)     (.02)       --        --        --      (.01)       --              --
Distributions from net
  realized gains on
  investment and foreign
  currency transactions ...      (1.51)     (.83)     (.42)     (.30)     (.20)     (.75)     (.67)             --
                              --------  --------  --------  --------  --------  --------  --------        --------
Total distributions .......      (1.85)    (1.22)     (.82)     (.68)     (.52)    (1.13)    (1.10)           (.22)
                              --------  --------  --------  --------  --------  --------  --------        --------
Net asset value,
  end of period ...........    $ 17.66   $ 17.52   $ 15.03   $ 14.71   $ 13.66   $ 14.63   $ 12.97         $ 12.63
                              ========  ========  ========  ========  ========  ========  ========        ========
TOTAL RETURN(c) ...........     12.06%    25.96%     7.90%    13.32%   (3.22)%    22.87%    12.23%           7.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (000) ............   $154,873  $179,270  $187,557  $227,189  $272,673  $185,259  $ 60,432        $ 30,147
Average net assets (000) ..   $177,326  $185,693  $210,305  $237,983  $270,466  $ 90,254  $ 45,661        $ 18,923
Ratios to average net
  assets:
  Expenses, including
    distribution fees .....      1.93%     1.96%     2.05%     2.06%     2.02%     2.10%     2.19%           2.47%(b)
 Expenses, excluding
    distribution fees .....       .93%      .96%     1.05%     1.06%     1.02%     1.10%     1.19%           1.47%(b)

Net investment  income ....      1.74%     2.25%     2.62%     2.83%     2.68%     2.59%     3.43%           4.16%(b)
Portfolio turnover rate ...        20%       13%       13%       15%       19%       14%       57%            135%


----------
(a)  Commencement of offering of Class B shares.
(b)  Annualized.
(c)  Total return does not consider the effects of sales loads.  Total return is calculated assuming a purchase of shares on the first day and a sale on the last  day of  each  period  and  includes  reinvestment  of  dividends  and distributions.  Total  return for  periods of less than a full year are not annualized.
(d)  Calculated based upon weighted average shares outstanding during the year.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
   (FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD INDICATED)
                                (CLASS C SHARES)

--------------------------------------------------------------------------------

The following financial highlights, for the two years ended September 30, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and for each of the two years ended September 30, 1996 and the period from August 1, 1994, through September 30, 1994, have been audited by other independent auditors. All such audit reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information.

The following financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Services--Reports to Shareholders."

------------------------------------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,                 AUGUST 1, 1994(A)
                                                            -----------------------------------------            THROUGH
                                                               1998       1997        1996       1995         SEPTEMBER 30, 1994
                                                            -------    -------     -------    -------      -----------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .................      $ 17.52    $ 15.03     $ 14.71    $ 13.66              $ 13.93
                                                            -------    -------     -------    -------              -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income ................................          .32(d)     .37         .40        .39                  .06
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions .......         1.67       3.34         .74       1.34                 (.24)
                                                            -------    -------     -------    -------              -------
    Total from investment operations .................         1.99       3.71        1.14       1.73                 (.18)
                                                            -------    -------     -------    -------              -------
LESS DISTRIBUTIONS
Dividends from net investment income .................         (.32)      (.37)       (.40)      (.38)                (.07)
Distributions in excess of net
   investment income .................................         (.02)      (.02)         --         --                   --
Distributions from net realized gains
  on investment and foreign
  currency transactions ..............................        (1.51)      (.83)       (.42)      (.30)                (.02)
                                                            -------    -------     -------    -------              -------
Total distributions ..................................        (1.85)     (1.22)       (.82)      (.68)                (.09)
                                                            -------    -------     -------    -------              -------
Net asset value, end of period .......................      $ 17.66    $ 17.52     $ 15.03    $ 14.71              $ 13.66
                                                            =======    =======     =======    =======              =======
TOTAL RETURN(c) ......................................       12.06%     25.96%       7.90%     13.32%              (1.32)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ......................      $   957    $   760     $   661    $   563                $ 226
Average net assets (000) .............................      $   969    $   727     $   608    $   410                $ 131
Ratios to average net assets:
  Expenses, including distribution fees ..............        1.93%      1.96%       2.05%      2.06%                2.06%(b)
  Expenses, excluding distribution fees ..............         .93%       .96%       1.05%      1.06%                1.06%(b)
  Net investment income ..............................        1.74%      2.25%       2.66%      2.83%                2.46%(b)
Portfolio turnover rate ..............................          20%        13%         13%        15%                  19%


----------
(a)  Commencement of offering of Class C shares.
(b)  Annualized.
(c)  Total return does not consider the effects of sales loads.  Total return is calculated assuming a purchase of shares on the first day and a sale on the last  day of  each  period  and  includes  reinvestment  of  dividends  and distributions.  Total  return for  periods of less than a full year are not annualized.
(d)  Calculated based upon weighted average shares outstanding during the year.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
   (FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD INDICATED)
                                (CLASS Z SHARES)

--------------------------------------------------------------------------------

The following financial highlights, for the year ended September 30, 1998 and the period from December 16, 1996 through September 30, 1997, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information.

The following financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Services--Reports to Shareholders."

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    DECEMBER 16, 1996(a)
                                                               YEAR ENDED                  THROUGH
                                                           SEPTEMBER 30, 1998        SEPTEMBER 30, 1997
                                                            -----------------         -----------------
   PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period ................      $ 17.54                     $ 15.02
                                                              -------                     -------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income ...............................          .50(d)                      .34
   Net realized and unrealized gain
      (loss) on investment
      and foreign currency transactions ................         1.68                        2.59
                                                              -------                     -------
       Total from investment operations ................         2.18                        2.93
                                                              -------                     -------
   LESS DISTRIBUTIONS
   Dividends from net investment income ................         (.50)                       (.34)
   Distributions in excess of
     net investment income .............................         (.03)                       (.07)
   Distributions from net realized
     gains on investment
     and foreign currency transactions .................        (1.51)                          --
                                                              -------                     -------
   Total distributions .................................        (2.04)                       (.41)
                                                              -------                     -------
   Net asset value, end of period ......................      $ 17.68                     $ 17.54
                                                              =======                     =======
   TOTAL RETURN(c) .....................................       13.18%                      19.70%

   RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000) .....................       $6,065                        $ 53
   Average net assets (000) ............................       $4,041                        $ 16
   Ratios to average net assets:
     Expenses, including distribution fees .............         .93%                        .96%(b)
     Expenses, excluding distribution fees .............         .93%                        .96%(b)
     Net investment income .............................        2.74%                       3.25%(b)
   Portfolio turnover rate .............................          20%                         13%


(a)  Commencement of offering of Class Z shares.
(b)  Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(d)  Calculated based upon weighted average shares outstanding during the year.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           HOW THE FUND INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

      THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE TOTAL RETURN, WITHOUT INCURRING UNDUE RISK, BY INVESTING PRIMARILY IN INCOME-PRODUCING SECURITIES OF DOMESTIC AND FOREIGN COMPANIES IN THE UTILITY INDUSTRIES. THE FUND'S TOTAL RETURN WILL CONSIST OF CURRENT INCOME AND GROWTH OF CAPITAL. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING, UNDER NORMAL CIRCUMSTANCES, AT LEAST 65% OF ITS TOTAL ASSETS IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS, DEBT SECURITIES AND PREFERRED STOCKS ISSUED BY DOMESTIC AND FOREIGN COMPANIES PRIMARILY ENGAGED IN THE OWNERSHIP OR OPERATION OF FACILITIES USED IN THE GENERATION, TRANSMISSION OR DISTRIBUTION OF ELECTRICITY, TELECOMMUNICATIONS, GAS OR WATER. THERE CAN BE NO ASSURANCE THAT SUCH OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

      THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

      The Fund's portfolio will include issuers located in at least three countries, one of which will be the United States, although the Subadviser expects to invest the Fund's assets in more than three countries. Under normal conditions, the percentage of assets invested in U.S. securities will be higher than that invested in securities of any other single country.

      INVESTMENTS ARE SELECTED ON THE BASIS OF FUNDAMENTAL ANALYSIS TO IDENTIFY THOSE SECURITIES THAT, IN THE JUDGMENT OF THE SUBADVISER, PROVIDE CURRENT INCOME AND POTENTIAL FOR GROWTH OF INCOME AND LONG-TERM CAPITAL APPRECIATION. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. The Subadviser monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. The relative weightings among common stocks, debt securities and preferred stocks will vary from time to time based upon the Subadviser's judgment of the extent to which investments in each category will contribute to meeting the Fund's investment objective.

      THE FUND NORMALLY MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN DEBT SECURITIES, WHICH MAY INCLUDE INVESTMENTS BOTH IN SECURITIES OF ISSUERS IN THE UTILITY INDUSTRIES AND IN SECURITIES OF ISSUERS OUTSIDE OF SUCH INDUSTRIES. Debt securities in which the Fund invests generally are limited to those rated investment grade, that is, rated in one of the four highest rating categories by Standard & Poor's (S&P) or Moody's Investors Service, Inc. (Moody's) or deemed to be of equivalent quality in the judgment of the Subadviser. However, the Fund may invest up to 5% of its assets in debt securities rated below investment grade (I.E., below Baa or BBB). If the Fund holds a security that is downgraded to a rating below Baa or BBB and, as a result of such downgrade, more than 5% of the Fund's assets would be invested in securities rated below Baa or BBB, the Fund would take steps to reduce its investments in such securities to 5% or less of its assets as promptly as practical. There is no limitation on the percentage of the Fund's net assets that may be invested in securities rated Baa or BBB. Securities rated Baa by Moody's are described as having speculative characteristics; securities rated below investment grade are generally described by the rating services as speculative. Investments in lower rated securities involve a greater possibility that adverse changes, or perceived changes, in the business or financial condition of the issuer or in general economic conditions may impair the ability of the issuer to make timely payment of interest and repayment of principal. The prices of such securities tend to fluctuate more than those of higher rated securities. To the extent that there is no established or a relatively inactive secondary market in a particular lower rated security, it could be difficult at times to sell or value such security.

      A CHANGE IN PREVAILING INTEREST RATES IS LIKELY TO AFFECT THE FUND'S NET ASSET VALUE BECAUSE PRICES OF DEBT SECURITIES AND EQUITY SECURITIES OF UTILITY COMPANIES TEND TO INCREASE WHEN INTEREST RATES DECLINE AND DECREASE WHEN INTEREST RATES RISE.

      DURING PERIODS WHEN THE SUBADVISER DEEMS IT NECESSARY FOR TEMPORARY DEFENSIVE PURPOSES, THE FUND MAY INVEST WITHOUT LIMIT IN HIGH QUALITY MONEY MARKET INSTRUMENTS. These instruments may include commercial paper, adjustable rate preferred stock, certificates of deposit, bankers' acceptances and other bank obligations, short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and short-term obligations of foreign issuers, denominated in U.S. dollars and traded in the United States.

      UTILITY INDUSTRIES--DESCRIPTION AND RISK FACTORs

      UNDER NORMAL CIRCUMSTANCES, THE FUND INVESTS AT LEAST 65% OF ITS TOTAL ASSETS IN COMMON STOCKS, DEBT SECURITIES AND PREFERRED STOCKS OF COMPANIES IN THE UTILITY INDUSTRIES. (The Fund considers purchased options and futures contracts on securities in the utility industries to fall into this category; however, no more than 5% of the Fund's total assets invested in such instruments will be counted towards satisfaction of the Fund's 65% test.) The average dividend yields (indicated annual dividend divided by current stock price) of common stocks issued by domestic utility companies, in the Subadviser's opinion, have historically exceeded those of industrial companies' common stocks, while the prices of utility stocks have tended to be less volatile than stocks of industrial companies. According to the Subadviser, debt securities of domestic utility companies historically also have yielded slightly more than similar debt securities of industrial companies, and have had higher total returns. For certain periods, the total return of domestic utility companies' securities has underperformed that of industrial companies' securities. There can be no assurance that positive relative yields or total returns (I.E., yield plus price change) on domestic utility securities will occur in the future. The markets for securities of foreign utility companies are rapidly evolving and comparable data on such securities are currently unavailable; however, the Subadviser believes that there are similarities in the yield characteristics of foreign utility companies relative to foreign industrial companies. See "Foreign Securities."

      THE  UTILITY  COMPANIES  IN  WHICH  THE  FUND  INVESTS  INCLUDE  COMPANIES
PRIMARILY ENGAGED IN THE OWNERSHIP OR OPERATION OF FACILITIES USED IN THE GENERATION, TRANSMISSION OR DISTRIBUTION OF ELECTRICITY, TELECOMMUNICATIONS, GAS OR WATER. For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of businesses described above. See "Investment Objective and Policies" in the Statement of Additional Information.

      UTILITY COMPANIES IN THE UNITED STATES AND IN FOREIGN COUNTRIES ARE GENERALLY SUBJECT TO SUBSTANTIAL REGULATION. Such regulation is intended to ensure appropriate standards of review and adequate capacity to meet public demand. The nature of regulation of utility industries is evolving both in the United States and in foreign countries. Although certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings, costs associated with compliance with environmental, nuclear facility and other safety regulations and changes in the regulatory climate. Increased scrutiny of electric utilities might result in higher costs and higher capital expenditures, with the risk that regulators may disallow inclusion of these costs in rate authorizations. Increasing competition due to past regulatory changes in the telephone communications industry continues and, whereas certain companies have benefitted, many companies may be adversely affected in the future. Gas transmission companies and gas distribution companies continue to undergo significant changes as well. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. Water supply utilities are in an industry that is highly fragmented due to local ownership and generally the companies are more mature and are experiencing little or no per capita volume growth. There is no assurance that favorable developments will occur in the utility industries generally, or that business opportunities will continue to undergo significant changes or growth. See "Investment Objective and Policies -- Utility Industries -- Description and Risk Factors" in the Statement of Additional Information.

      FOREIGN SECURITIES

      THE FUND INVESTS IN COMMON STOCKS, DEBT SECURITIES AND PREFERRED STOCKS OF COMPANIES IN UTILITY INDUSTRIES AROUND THE WORLD.

      The Subadviser attempts to take advantage of differences between economic trends and the performance of securities markets in various countries. The Subadviser believes that the Fund's portfolio benefits from the availability of opportunities for income and growth in foreign markets and that the portfolio achieves broader diversification from foreign investment. Global diversification reduces the effect that events in any one country will have on overall investment returns. Of course, losses by an investment in the United States or any foreign market represented in the Fund's portfolio may offset gains from investment in another market. There is no limit to the percentage of the Fund's assets that may be invested in foreign securities.

      INVESTMENTS IN SECURITIES OF FOREIGN UTILITY COMPANIES INVOLVE MANY OF THE SAME RISKS NOTED ABOVE FOR DOMESTIC UTILITY COMPANIES. FOREIGN INVESTMENT ALSO INVOLVES ADDITIONAL RISKS RELATING TO POLITICAL AND ECONOMIC DEVELOPMENTS ABROAD, AS WELL AS THOSE THAT RESULT FROM THE DIFFERENCES BETWEEN THE
REGULATIONS TO WHICH U.S. AND FOREIGN ISSUERS ARE SUBJECT. These risks may include expropriation, confiscatory taxation, limitations on the use or transfer of Fund assets, political or social instability and foreign relations developments. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. Further, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. See "Investment Objective and Policies -- Foreign Securities" in the Statement of Additional Information.

      Foreign securities in which the Fund may invest include American Depository Receipts, European Depository Receipts and Global Depository Receipts (ADRs, EDRs and GDRs, respectively). ADRs are U.S. dollar-denominated securities deposited in a U.S. securities depository and are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities. ADRs in which the Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.


      INVESTMENT OUTSIDE THE UTILITY INDUSTRIES

      THE FUND MAY INVEST UP TO 35% OF ITS ASSETS IN SECURITIES OF COMPANIES THAT ARE OUTSIDE THE UTILITY INDUSTRIES. Such investments may include common stocks, debt securities, preferred stocks, and money market instruments, including repurchase agreements, and are selected to meet the Fund's investment objective of total return. This limitation also includes investments in options and futures contracts to the extent that they relate to securities outside the utility industries, and in forward currency contracts. Securities outside the utility industries in which the Fund may invest may be issued by either U.S. or non-U.S. companies and governments. Some of these issuers may be in industries related to utility industries and, therefore, may be subject to similar risks. Securities that are issued by foreign companies or are denominated in foreign currencies are subject to the risks outlined in "Foreign Securities" above, and in "Investment Objective and Policies -- Foreign Securities" in the Statement of Additional Information.


      U.S. GOVERNMENT SECURITIES

      THE FUND IS ALSO PERMITTED TO INVEST IN SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES (U.S. GOVERNMENT SECURITIES). Such investments may be backed by the "full faith and credit" of the United States, including U.S. Treasury bills, notes and bonds as well as
certain  agency  securities  and   mortgage-
backed securities issued by the Government National Mortgage Association (GNMA). The guarantees on these securities do not extend to the securities' yield or value or to the yield or value of the Fund's shares. Other investments in agency securities are not necessarily backed by the "full faith and credit" of the United States.


      FOREIGN GOVERNMENT SECURITIES

      THE FUND MAY INVEST IN SECURITIES ISSUED OR GUARANTEED BY FOREIGN GOVERNMENTS. Such securities are typically denominated in foreign currencies and are subject to the currency fluctuation and other risks of foreign securities investments outlined in "Foreign Securities" above, and in "Investment Objective and Policies -- Foreign Securities" in the Statement of Additional Information. The foreign government securities in which the Fund intends to invest generally will consist of obligations supported by national or local governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, including international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank.

      FOREIGN GOVERNMENT SECURITIES ALSO INCLUDE DEBT SECURITIES OF "QUASI-GOVERNMENTAL AGENCIES" AND DEBT SECURITIES DENOMINATED IN MULTINATIONAL CURRENCY UNITS. An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain of the twelve member states of the European Economic Community. Debt securities of quasi-governmental agencies are issued by entities owned by either a national or local government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national or local governmental instrumentalities including quasi-governmental agencies.


HEDGING AND RETURN ENHANCEMENT STRATEGIES

      THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING THE USE OF DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN, BUT NOT FOR SPECULATION. These strategies currently include the use of options, forward currency exchange contracts and futures contracts and options thereon. The Fund, and thus the investor, may lose money through any unsuccessful use of these strategies. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies -- Additional Investment Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.


      OPTIONS TRANSACTIONS

      THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES AND CURRENCIES THAT ARE TRADED ON NATIONAL SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ENHANCE INCOME OR TO HEDGE THE FUND'S PORTFOLIO. THESE OPTIONS WILL BE ON EQUITY AND DEBT SECURITIES, FOREIGN CURRENCIES, INDICES OF PRICES OF EQUITY AND DEBT SECURITIES, AND OTHER FINANCIAL INDICES. Options traded over-the-counter (OTC Options) are two-party contracts involving only the purchaser and seller and have negotiated strike prices and expiration dates. Financial indices measure the upward or downward movements of stock and bond markets, based upon a weighted average of the prices of the securities comprising the index. The Fund may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities (or currencies) it intends to purchase. The Fund may also purchase or write put and call options to offset previously written or purchased put and call options of the same series. See "Investment Objective and Policies -- Additional Investment Policies -- Options on Securities" in the Statement of Additional Information.

      A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE "EXERCISE PRICE" OR "STRIKE PRICE").

      The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

      A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. THE WRITER OF THE PUT OPTION, IN RETURN FOR THE PREMIUM, HAS THE OBLIGATION, UPON EXERCISE OF THE OPTION, TO ACQUIRE THE SECURITIES OR CURRENCY UNDERLYING THE OPTION AT THE EXERCISE PRICE. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

      The Fund will write only "covered" options. A written option is covered if, as long as the Fund is obligated under the option (i) it owns an offsetting position in the underlying security or (ii) maintains in a segregated account, cash or other liquid assets in an amount equal to or greater than its obligation under the option. When the Fund writes a "covered" option, its losses are limited to the current value of the offsetting position of the underlying security. When the Fund otherwise writes an option, its losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write. See "Investment Objective and Policies -- Additional Investment Policies -- Options on Securities" in the Statement of Additional Information.


      FORWARD CURRENCY EXCHANGE CONTRACTS

      THE FUND MAY ENTER INTO FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS TO
PROTECT THE VALUE OF ITS PORTFOLIO AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

      THE FUND'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of the currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. See "Investment Objective and Policies -- Additional Investment Policies -- Special Characteristics of Forward Currency Contracts and Associated Risks" in the Statement of Additional Information.

      FUTURES CONTRACTS AND OPTIONS THEREON

      THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING AND RISK MANAGEMENT PURPOSES AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These futures contracts and related options will be on equity and debt securities, foreign currencies, indices of prices of equity and debt securities, and other financial indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

      The Fund's successful use of futures contracts and related options depends upon the Subadviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities or currencies being hedged is imperfect and there is a risk that the value of the securities or currencies being hedged may increase or decrease at a greater rate than the related futures contract resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

      THE FUND'S ABILITY TO ENTER INTO OPTIONS, FORWARD CONTRACTS, FUTURES CONTRACTS AND OPTIONS THEREON IS LIMITED BY THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE), FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY. See "Taxes, Dividends & Distributions" in the Statement of Additional Information.


      RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

      PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. If the Subadviser's prediction of movements in the direction of the securities, foreign currency or interest rate and equity markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate liquid assets in connection with hedging transactions. See "Investment Objective and Policies" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

      At the discretion of the Subadviser, the Fund may employ the following strategies in pursuing its investment objective.

      SECURITIES LENDING

      The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equivalent to at least 100%, determined daily, of the market value of the securities loaned which are segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. The Fund will not lend more than 30% of the value of its total assets. The Fund may pay reasonable administration and custodial fees in connection with a loan.


      REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.


      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

      The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's NAV.


      BORROWING

      The Fund  may  borrow  up to  331/3%  of the  value  of its  total  assets
(calculated when the loan is made) from banks for temporary or emergency purposes. The Fund may pledge up to 331/3% of its assets to secure such borrowings. However, the Fund will not purchase portfolio securities if borrowings exceed 5% of the Fund's total assets. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the NAV of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the NAV of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." See "Investment Restrictions" in the Statement of Additional Information.


      ILLIQUID SECURITIES

      The Fund may hold up to 15% of its total assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily avail-able market. Securities eligible for resale in accordance with Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper with legal or contractual restrictions on resale, but with a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. See "Investment Objective and Policies -- Illiquid Securities" in the Statement of Additional Information.

      The staff of the Commission has taken the position that purchased OTC Options and the assets used as "cover" for written OTC Options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC Option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."


INVESTMENT RESTRICTIONS

      The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.


--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------

      The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, as set forth below, decides upon matters of general policy. The Fund's Manager conducts and supervises the daily business operations of the Fund. The Fund's Subadviser furnishes daily investment advisory services.

      For the fiscal year ended September 30, 1998, the Fund's total expenses as a percentage of average net assets for the Fund's Class A, Class B, Class C and Class Z shares were 1.18%, 1.93%, 1.93% and .93%, respectively. See "Financial Highlights."


MANAGER

      PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND. It is compensated for its services by the Fund at an annual rate of
 .70% of the Fund's average daily net assets for the portion of such assets up to and including $250 million, .55% of the Fund's average daily net assets in excess of $250 million up to and including $500 million, .50% of the Fund's average daily net assets in excess of $500 million up to and including $1 billion and .45% of the Fund's average daily net assets in excess of $1 billion. PIFM is organized in New York as a limited liability company. For the fiscal year ended September 30, 1998, the Fund paid management fees to PIFM of .67% of the Fund's average net assets. See "Management of the Fund--The Manager" in the Statement of Additional Information.

      As of October 31, 1998, PIFM served as the manager to 45 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $68.2 billion.

      UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Management of the Fund -- The Manager" in the Statement of Additional Information.

SUBADVISER

      WELLINGTON MANAGEMENT COMPANY, LLP, 75 STATE STREET, BOSTON, MASSACHUSETTS 02109, SERVES AS THE FUND'S SUBADVISER UNDER A SUBADVISORY AGREEMENT AMONG THE FUND, PIFM AND WELLINGTON MANAGEMENT COMPANY, LLP (WELLINGTON MANAGEMENT OR THE SUBADVISER). THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND. It is compensated for its services by PIFM, not the Fund, at an annual rate of .50% of the Fund's average daily net assets for the portion of such assets up to and including $250 million, .35% of the Fund's average daily net assets in excess of $250 million up to and including $500 million, .30% of the Fund's average daily net assets in excess of $500 million up to and including $1 billion and .25% of the Fund's average daily net assets in excess of $1 billion. PIFM continues to have responsibility for all investment advisory services in accordance with the Management Agreement and supervises Wellington Management's performance of such services. For the fiscal year ended September 30, 1998, PIFM paid subadvisory fees to Wellington Management of .47% of the Fund's average net assets.

      The Subadviser is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland, and John R. Ryan. The Subadviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of October 31, 1998, the Subadviser held investment authority over approximately $196.7 billion of assets. The Subadviser is not affiliated with the Manager or any of its affiliates.

      The current manager of the equity portion of the Fund's portfolio is William C. S. Hicks, a Senior Vice President and Partner of Wellington Management. Mr. Hicks has responsibility for the day-to-day management of the Fund's portfolio. Mr. Hicks has managed the Fund's portfolio since May 1992 and has been an investment professional with Wellington Management since 1962. Mr. Hicks also serves as portfolio manager for a variety of corporate and public retirement plans and was previously Wellington Management's Director of Research. The fixed-income portion of the Fund's portfolio is managed by Earl E. McEvoy, a Senior Vice President and Partner of Wellington Management. Mr. McEvoy has been an investment professional with Wellington Management since 1978 and currently manages significant assets for a variety of the firm's institutional and mutual fund clients.


DISTRIBUTOR

      PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC(THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292 previously served as the distributor of Fund shares.

      UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. THE DISTRIBUTOR ALSO INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT, NONE OF WHICH ARE PAID FOR OR REIMBURSED BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

      Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

      The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

      UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .25% of the average daily net assets of the Class A shares. The voluntary waiver may be terminated at any time without notice.

      UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to the Distributor of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares and (ii) a service fee of
 .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives CDSCs from certain redeeming shareholders. See "Shareholder Guide -- How to Sell Your Shares -- Contingent Deferred Sales Charges."

      For the fiscal year ended September 30, 1998, the Fund paid distribution expenses of .25%, 1% and 1% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

      Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

      Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

      In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

      The  Distributor  is subject to the rules of the National  Association  of
Securities   Dealers,   Inc.  (NASD)  governing   maximum  sales  charges.   See
"Distributor" in the Statement of Additional Information.


FEE WAIVERS AND SUBSIDY

      PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has waived a portion of its distribution fee for the Class A shares as described under "Distributor." Fee waivers and expense subsidies will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.


PORTFOLIO TRANSACTIONS

      Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

      State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

      Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


YEAR 2000


The services provided to the Fund and the shareholders by the Manager, the Subadviser, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Subadviser, the Distributor, the Transfer Agent and the Custodian have advised the fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for that event.

      Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------

      THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

      Portfolio securities are valued according to market quotations or, if such quotations are not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. See "Net Asset Value" in the Statement of Additional Information.

      The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

      Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution or service fee expense accrual differential among the classes.


--------------------------------------------------------------------------------

                      HOW THE FUND CALCULATES PERFORMANCE

--------------------------------------------------------------------------------

      FROM TIME TO TIME THE FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes that may be payable upon redemption. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized"; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide -- Shareholder Services -- Reports to Shareholders."

--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

TAXATION OF THE FUND

      THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAX ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


TAXATION OF SHAREHOLDERS

      Any dividends out of net investment income, together with distributions of the excess of net short-term capital gain (i.e. the excess of short-term capital gains over short-term capital losses) over net long-term capital loss distributed to shareholders will be taxable as ordinary income to the shareholders whether or not reinvested. Certain gains or losses from fluctuations in foreign currency exchange rates ("Section 988" gains or losses) will affect the amount of ordinary income the Fund will be able to pay as dividends. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Any net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum federal long-term capital gains tax rate for corporate shareholders currently is the same as the maximum federal tax rate for ordinary income (35%). The maximum federal long-term capital gains tax rate for individual shareholders for securities held more than one year is 20% and the maximum federal tax rate for ordinary income is 39.6%.

      Both income dividends and capital gain distributions are taxable to shareholders in the year in which received, whether they are received in cash or in additional shares. In addition, certain dividends declared by the Fund will be treated as received by shareholders on December 31 of the year the dividends are declared. This rule applies to dividends declared by the Fund in October, November or December of a calendar year, payable to shareholders of record on a date in any such month, if such dividends are paid during January of the following calendar year.

      Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts and income from some other sources will not be eligible for the corporate dividends-received deduction. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

      Any gain or loss realized upon a sale or redemption (including any exchange) of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as a short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder. With respect to non-corporate shareholders, gain or loss on shares held more than one year will be considered in determining a holder's adjusted net capital gain subject to a maximum statutory tax rate of 20%.

      The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

DIVIDENDS AND DISTRIBUTIONS

      THE FUND EXPECTS TO PAY QUARTERLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY NET CAPITAL GAINS. To the extent that, in a given year, distributions to shareholders exceed the Fund's current and accumulated earnings and profits, shareholders will receive a non-taxable return of capital. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution charges. This generally will result in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

      DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE, OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

      IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.


WITHHOLDING TAXES
      Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain distributions and redemption proceeds payable on the accounts of certain shareholders who fail to furnish their correct tax identification numbers to the IRS on Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax laws. Withholding at this rate is also required from dividends and capital gain distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends from net investment income and short-term gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

      Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF COMMON STOCK

      THE FUND WAS INCORPORATED IN MARYLAND ON NOVEMBER 18, 1988 AND COMMENCED OPERATIONS AS A CLOSED-END DIVERSIFIED MANAGEMENT INVESTMENT COMPANY ON JANUARY 2, 1990. ON DECEMBER 20, 1990, SHAREHOLDERS APPROVED OPEN-ENDING THE FUND AND SINCE FEBRUARY 4, 1991, THE FUND HAS OPERATED AS AN OPEN-END FUND. THE FUND IS AUTHORIZED TO ISSUE 2 BILLION SHARES OF $.001 PAR VALUE PER SHARE DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, EACH OF WHICH CONSISTS OF 500 MILLION AUTHORIZED SHARES. The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class is subject to different sales charges and distribution or service fees, except for Class Z shares, (which are not subject to any sales charges and distribution or service fees), which may affect performance, (ii) each class has exclusive vot-
ing rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed -- Distributor." In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

      The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances and described under "Shareholder Guide -- How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution or service fees. The Fund's shares do not have cumulative voting rights for the election of directors.

      THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.


ADDITIONAL INFORMATION

      This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND

      YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES OR PRUSEC, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent plus a sales charge which, at your option, may be imposed either at the time of purchase, on a deferred basis, or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC). Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

      The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum investment requirement for Class Z shares.The minimum subsequent investment is $100 for all classes, except for Class Z shares, for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Investment Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

      Application forms can be obtained from the Transfer Agent, the Distributor or a Dealer. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

      The Fund reserves the right to reject any purchase order (including any exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

      Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.

      Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in Fund shares may be subject to postage and handling charges imposed by your Dealer. Any such charges are retained by the Dealer and are not remitted to the Fund.

      PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired, and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Global Utility Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

      If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

      In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Global Utility Fund, Inc., Class A, Class B, Class C or Class Z and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

      THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).


                                                   ANNUAL 12B-1 FEES
                                                   (AS A % OF AVERAGE
                       SALES CHARGE                 DAILY NET ASSETS)             OTHER INFORMATION
          -------------------------------------   --------------------     ------------------------------------
CLASS A   Maximum initial sales charge of 5%      .30 of 1% (Currently     Initial sales charge waived or
          of the public offering price.            being charged at a      reduced for certain purchases
                                                   rate of .25 of 1%)

CLASS B   Maximum contingent deferred sales                1%              Shares convert to Class A shares
          charge or CDSC of 5% of the lesser of                            approximately seven years after
          the amount invested or the redemption                            purchase
          proceeds; declines to zero after six
          years

CLASS C   Maximum initial sales charge of 1%               1%              Shares do not convert to another class
          and maximum CDSC of 1% of the lesser
          of the amount invested or the redemption
          proceeds on redemptions made within
          18 months of purchase

CLASS Z   None                                             None            Sold to a  limited  group of  investors

      The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of the Class Z shares, which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interest of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

      Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A, Class B and Class C shares than for selling Class Z shares.

      IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature -- Class B Shares" below).

      The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

      If you intend to hold your investment in a Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares. since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

      If you intend to hold your investment for longer than 4 years. but less than 5 years. and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares. because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

      If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

      If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase,

      If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

      ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES, UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.


      CLASS A SHARES
      The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:


                                SALES CHARGE AS         SALES CHARGE AS          DEALER CONCESSION
AMOUNT OF                        PERCENTAGE OF           PERCENTAGE OF           AS PERCENTAGE OF
PURCHASE                        OFFERING PRICE          AMOUNT INVESTED           OFFERING PRICE
----------------                  -----------           --------------             -----------
Less than $25,000                    5.00%                   5.26%                    4.75%
$25,000 to $49,999                   4.50                    4.71                     4.25
$50,000 to $99,999                   4.00                    4.17                     3.75
$100,000 to $249,999                 3.25                    3.36                     3.00
$250,000 to $499,999                 2.50                    2.56                     2.40
$500,000 to $999,999                 2.00                    2.04                     1.90
$1,000,000 and above                 None                    None                     None

      The Distributor may reallow the entire sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under the federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.

      In connection with the sale of Class A shares at NAV (without an initial sales charge), the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finder's fee from its own resources based on a percentage of the NAV of shares sold by such persons.

      REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares -- Reduction and Waiver of Initial Sales Charges -- Class A Shares" in the Statement of Additional Information.

      BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 401(a), 403(b) or 457 of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans that are sponsored by any employer that has a tax qualified benefit plan with Prudential (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

      PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping services) (hereinafter referred to as a PruArray Plan). All Benefit Plans of a company (or affiliated companies under common control) for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold, provided that Prudential has been notified in advance of the entitlement to the waiver of the sales charge based on aggregated assets. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential, and units of The Stable Value Fund
(SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

      PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified plan(s) or non-qualified plans so long as the employers in the Association

(i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's Transfer Agent.

      PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (ii) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

      SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

      OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that such purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases, (g) investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account with the proceeds from a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distributon; (h) orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g. mutual fund "wrap" or asset allocation programs), and (i) orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (e.g. mutual fund "supermarket programs").

      For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares -- Reduction and Waiver of Initial Sales Charges -- Class A Shares" in the Statement of Additional Information.


      CLASS B AND CLASS C SHARES

      The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. The offering price of Class C shares is the NAV next determined fol-lowing receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor plus a sales charge equal to 1% of the public offering price. Redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares -- Contingent Deferred Sales Charges."

      The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, partially from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Trust is Managed -- Distributor."


WAIVER OF INITIAL SALES CHARGE -- CLASS C SHARES

      BENEFIT PLANS. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above). In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential. Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class C shares may be purchased at NAV by participants who are repaying the loans made from such plans to the participant.

      PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived with respect to purchases of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.

      INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing Shares through an account at Prudential Securities Incorporated; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; and (iii) investors purchasing shares through other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


      CLASS Z SHARES

      Class Z shares are currently available for purchase by: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds, or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund);
(vi) employees of Prudential or Prudential Securities who participate in an employer-sponsored employee savings plan; and (vii) Prudential with an investment of $10 million or more. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchase will be for Class Z shares.

      In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

      YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See
"Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (i.e., 4:15 p.m., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

      IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your Dealer.

      If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another option of the Plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

      PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH A DEALER, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR ACCOUNT AT YOUR DEALER, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

      PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF

RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

      REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares."If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

      INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

      90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will not be allowed for federal income tax purposes. For more information on the rule which disallows a loss on the sale or exchange of shares of the Fund which are replaced, see "Taxes, Dividends and Distributions" in the Statement of Additional Information.


      CONTINGENT DEFERRED SALES CHARGES
      Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (or one year in the case of shares purchased prior to November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed -- Distributor" and "Waiver of Contingent Deferred Sales Charges" below.

      The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

      The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:


                                              CONTINGENT DEFERRED SALES CHARGE
         YEAR SINCE PURCHASE                 AS A PERCENTAGE OF DOLLARS INVESTED
            PAYMENT MADE                           OR REDEMPTION PROCEEDS
         ------------------                   --------------------------------
         First ..........................                   5.0%
         Second .........................                   4.0%
         Third ..........................                   3.0%
         Fourth .........................                   2.0%
         Fifth ..........................                   1.0%
         Sixth ..........................                   1.0%
         Seventh ........................                   None

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

      For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, recognized on the redemption of shares.

      WAIVER OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

      The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; (ii) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 591/2 or a periodic distribution based on life expectancy; (iii) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 591/2; and (iv) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, Prudential's Guaranteed Interest Account, Prudential's Guaranteed Insulated Separate Account, or The Stable Value Fund. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential

Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

      SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

      In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.

      You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares -- Waiver of the Contingent Deferred Sales Charge -- Class B Shares" in the Statement of Additional Information.

      A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares -- Quantity Discount -- Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

      WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS C SHAREs

      PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the PruArray Program and other plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential, and units of The Stable Value Fund, an unaffiliated bank collective fund.

      OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a Dealer not affiliated with Prudential and for whom the Dealer provides administrative or recordkeeping services.

CONVERSION FEATURE -- CLASS B SHARES

      Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

      Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

      For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

      Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

      For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year, will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

      The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

      AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENT OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature -- Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account -- Exchange Privilege" in the Statement of Additional Information.

      IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirma-tion of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

      IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR FINANCIAL ADVISER.

      IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

      You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

      IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS ABOVE.

      SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan -- Class A Shares -- Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan -- Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares (which are not subject to a CDSC) and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another Dealer that they are eligible for this special exchange privilege.

      Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

      The exchange privilege is not a right and may be suspended, modified or terminated on 60 day's notice to shareholders.

      FREQUENT TRADING. The Fund and other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgement, such person, group or accounts were following a market timing strategy or were otherwise engaged in excessive trading (Market Timers).

      To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading.The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

      In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

      o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your Dealer.

      o AUTOMATIC INVESTMENT PLAN (AIP). Under AIP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic charge to a bank account or brokerage account (including a Command Account). For additional information about this service, you may contact the Distributor, your Dealer or the Transfer Agent directly.

      o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from your Dealer or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

      o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" and "Shareholder Investment Account--Systematic Withdrawal Plan."

      o THE PRUTECTOR PROGRAM-OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the "protected value" and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.

      o REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses the Fund will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.

      o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone at (800) 225-1852 (toll free) or, from outside the U.S.A., at (732) 417-7555 (collect).

      For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------

      PRUDENTIAL OFFERS A BROAD RANGE OF MUTUAL FUNDS DESIGNED TO MEET YOUR INDIVIDUAL NEEDS. WE WELCOME YOU TO REVIEW THE INVESTMENT OPTIONS AVAILABLE THROUGH OUR FAMILY OF FUNDS. FOR MORE INFORMATION ON THE PRUDENTIAL MUTUAL FUNDS, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR PRUDENTIAL SECURITIES
FINANCIAL ADVISER OR PRUSEC REPRESENTATIVE OR TELEPHONE THE FUND AT (800) 225-1852 FOR A FREE PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               TAXABLE BOND FUNDS

--------------------------------------------------------------------------------


      Prudential Diversified Bond Fund, Inc.
      Prudential Government Income Fund, Inc.
      Prudential Government Securities Trust
           Short-Intermediate Term Series
      Prudential High Yield Fund, Inc.
      Prudential High Yield Total Return Fund, Inc.
      Prudential Mortgage Income Fund, Inc.
      Prudential Structured Maturity Fund, Inc.
           Income Portfolio


--------------------------------------------------------------------------------

                              TAX-EXEMPT BOND FUNDS

--------------------------------------------------------------------------------

      Prudential California Municipal Fund
           California Series
           California Income Series
      Prudential Municipal Bond Fund
           High Income Series
           Insured Series
           Intermediate Series
      Prudential Municipal Series Fund
           Florida Series
           Maryland Series
           Massachusetts Series
           Michigan Series
           New Jersey Series
           New York Series
           North Carolina Series
           Ohio Series
           Pennsylvania Series
      Prudential National Municipals Fund, Inc.


--------------------------------------------------------------------------------

                                  GLOBAL FUNDS

--------------------------------------------------------------------------------

      Prudential Developing Markets Fund
           Prudential Developing Markets Equity Fund
           Prudential Latin America Equity Fund
      Prudential Europe Growth Fund, Inc.
      Prudential Global Genesis Fund, Inc.
      Prudential Global Limited Maturity Fund, Inc.
           Limited Maturity Portfolio
      Prudential Intermediate Global Income Fund, Inc.
      Prudential International Bond Fund, Inc.
      Prudential Natural Resources Fund, Inc.
      Prudential Pacific Growth Fund, Inc.
      Prudential World Fund, Inc.
           Global Series
           International Stock Series
      The Global Total Return Fund, Inc.
      Global Utility Fund, Inc.


--------------------------------------------------------------------------------

                                  EQUITY FUNDS

--------------------------------------------------------------------------------

      Prudential Balanced Fund
      Prudential Distressed Securities Fund, Inc.
      Prudential Diversified Funds
           Prudential Diversified Conservative Growth Fund
           Prudential Diversified Moderate Growth Fund
           Prudential Diversified High Growth Fund
      Prudential Emerging Growth Fund, Inc.
      Prudential Equity Fund, Inc.
      Prudential Equity Income Fund
      Prudential Index Series Fund
           Prudential Bond Market Index Fund
           Prudential Europe Index Fund
           Prudential Pacific Index Fund
           Prudential Small-Cap Index Fund
           Prudential Stock Index Fund
      The Prudential Investment Portfolios, Inc.
           Prudential Active Balanced Fund
           Prudential Jennison Growth Fund
           Prudential Jennison Growth & Income Fund
      Prudential Mid-Cap Value Fund
      Prudential Real Estate Securities Fund, Inc.
      Prudential Small-Cap Quantum Fund, Inc.
      Prudential Small Company Value Fund, Inc.
      Prudential 20/20 Focus Fund
      Prudential Utility Fund, Inc.
      Nicholas-Applegate Fund, Inc.
           Nicholas-Applegate Growth Equity Fund


--------------------------------------------------------------------------------

                               MONEY MARKET FUNDS

--------------------------------------------------------------------------------
      o TAXABLE MONEY MARKET FUNDS
      Cash Accumulation Trust
           Liquid Assets Fund
           National Money Market Fund
      Prudential Government Securities Trust
           Money Market Series
           U.S. Treasury Money Market Series
      Prudential Special Money Market Fund, Inc.
           Money Market Series
      Prudential MoneyMart Assets, Inc.
      o TAX-FREE MONEY MARKET FUNDS
      Prudential Tax-Free Money Fund, Inc.
      Prudential California Municipal Fund
           California Money Market Series
      Prudential Municipal Series Fund
           Connecticut Money Market Series
           Massachusetts Money Market Series
           New Jersey Money Market Series
           New York Money Market Series
      o COMMAND FUNDS
      Command Money Fund
      Command Government Fund
      Command Tax-Free Fund
      o INSTITUTIONAL MONEY MARKET FUNDS
      Prudential Institutional Liquidity Portfolio, Inc.
           Institutional Money Market Series

--------------------------------------------------------------------------------

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                            PAGE
FUND HIGHLIGHTS ...........................................................    2
  What are the Fund's Risk Factors and
    Special Characteristics? ..............................................    2
FUND EXPENSES .............................................................    4
FINANCIAL HIGHLIGHTS ......................................................    5
HOW THE FUND INVESTS ......................................................    9
  Investment Objective and Policies .......................................    9
  Hedging and Return Enhancement Strategies ...............................   12
  Other Investments and Policies ..........................................   14
  Investment Restrictions .................................................   16
HOW THE FUND IS MANAGED ...................................................   16
  Manager .................................................................   16
  Subadviser ..............................................................   17
  Distributor .............................................................   17
  Fee Waivers and Subsidy .................................................   19
  Portfolio Transactions ..................................................   19
  Custodian and Transfer and
    Dividend Disbursing Agent .............................................   19
  Year 2000 ...............................................................   19
HOW THE FUND VALUES ITS SHARES ............................................   20
HOW THE FUND CALCULATES PERFORMANCE .......................................   20
TAXES, DIVIDENDS AND DISTRIBUTIONS ........................................   21
GENERAL INFORMATION .......................................................   22
  Description of Common Stock .............................................   22
  Additional Information ..................................................   23
SHAREHOLDER GUIDE .........................................................   23
  How to Buy Shares of the Fund ...........................................   23
  Alternative Purchase Plan ...............................................   25
  How to Sell Your Shares .................................................   30
Conversion Feature--Class B Shares ........................................   33
  How to Exchange Your Shares .............................................   34
  Shareholder Services ....................................................   36
THE PRUDENTIAL MUTUAL FUND FAMILY .........................................  A-1

--------------------------------------------------------------------------------
MF150A

--------------------------------------------------------------------------------
                             Class A: 37936G 30 3
                             Class B: 37936G 20 4
               CUSIP Nos.:   Class C: 37936G 40 2
                             Class Z: 37936G 50 1
--------------------------------------------------------------------------------



          Global
          Utility
          Fund, Inc.


                                   PROSPECTUS

                               November 27, 1998

                               www.prudential.com

                                     [LOGO]

                            GLOBAL UTILITY FUND, INC.


                       Statement of Additional Information
                             dated November 27, 1998


     Global Utility Fund, Inc. (the Fund) is a diversified, open-end management investment company. The Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies in the utility industries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in a diversified portfolio of equity and debt securities of domestic and foreign utility companies, principally electric, telecommunications, gas or water companies. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated November 27, 1998, a copy of which may be obtained upon request from the Fund at the address or telephone number above.


                                TABLE OF CONTENTS


                                                                 CROSS-REFERENCE
                                                                   TO PAGE IN
                                                       PAGE        PROSPECTUS
                                                       ----        ----------
General Information ..............................      B-2            22


Investment Objective and Policies ................      B-2             9


Investment Restrictions ..........................      B-14           16


Information Regarding Directors and Officers .....      B-16           16

Management of the Fund ...........................      B-18           16


Portfolio Transactions and Brokerage .............      B-21            9

Purchase and Redemption of Fund Shares ...........      B-22           23

Shareholder Investment Account ...................      B-25           29

Net Asset Value ..................................      B-29           19

Taxes, Dividends and Distributions ...............      B-29           20

Performance Information ..........................      B-31           19

Custodian, Transfer and Dividend
  Disbursing Agent, Independent
  Accountants and Counsel ........................      B-34           19

Financial Statements .............................      B-35           --

Report of Independent Accountants ................      B-48           --

Independent Auditors' Report .....................      B-49           --

Appendix I-General Investment Information ........      I-1            --


Appendix II-Historical Performance Data ..........      II-1           --

Appendix III-Information Relating
  to The Prudential ..............................      III-1          --

================================================================================
MF150B

                              GENERAL INFORMATION

     Global Utility Fund, Inc. (the Fund), a Maryland corporation, is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund was incorporated under the name The Utility Income Fund, Inc. On October 20, 1989 the Fund changed its name to Global Utility Fund, Inc. The Fund operated as a closed-end fund until February 1, 1991. Since February 4, 1991, the Fund has operated as an open-end fund.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies in the utility industries. The Fund's total return will consist of current income and growth of capital. Wellington Management Company, the Fund's subadviser (the Subadviser), will seek to achieve the Fund's objective by investing, under normal circumstances, at least 65% of the Fund's total assets in a diversified portfolio of common stocks, debt securities and preferred stocks issued by domestic and foreign companies primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water. There can be no assurance that the Fund's investment objective will be achieved.


UTILITY INDUSTRIES--DESCRIPTION AND RISK FACTORS


     Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Prices are also regulated, with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

     The nature of regulation of utility industries is evolving both in the United States and in foreign countries. Changes in regulations in the United States increasingly allow utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. Furthermore, the Subadviser believes that the emergence of competition will result in utility companies potentially earning more than their traditional regulated rates of return. Although certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable. The Subadviser seeks to take advantage of favorable investment opportunities that are expected to arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

     Foreign utility companies are also subject to regulation, although such regulation may or may not be comparable to that in the United States. Foreign regulatory systems vary from country to country, and may evolve in ways different from regulation in the United States. See "Foreign Securities" in this Statement of Additional Information and in the Prospectus.

     The Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, the Subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and also in more mature economies. In addition, the economic unification of European markets is expected to improve economic growth, reduce costs and increase competition in Europe, which will result in opportunities for investment by the Fund in European utility industries. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.

     The revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. The Subadviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Further descriptions of some of the anticipated opportunities and risks of specific segments within the global utility industries are set forth below.

     ELECTRIC. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many such companies also provide other energy-related services.
Domestic electric utility companies in general recently have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies recently have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental, nuclear facility and other safety regulations and changes in the regulatory climate. For example, in the United States, the construction and operation of nuclear power facilities is subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that regulators may disallow inclusion of these costs in rate authorizations.

     TELECOMMUNICATIONS. The telephone communications industry is a distinct utility industry segment that is subject to different risks and opportunities. Companies that provide telephone services and access to the telephone networks comprise the largest portion of this segment. The telephone industry is large and highly concentrated. Telephone companies in the United States are still experiencing the effects of the break-up of American Telephone & Telegraph Company, which occurred in 1984. Since that date the number of local and long-distance companies and the competition among such companies has increased. In addition, since 1984, companies engaged in telephone communication services have expanded their nonregulated activities into other businesses, including cellular telephone services, data processing, equipment retailing and software services. This expansion has provided significant opportunities for certain telephone companies to increase their earnings and dividends at faster rates than have been allowed in traditional regulated businesses. Increasing competition and other structural changes, however, could adversely affect the profitability of such utilities.

     GAS. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruption in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Subadviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal.

     WATER. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world, the industry is highly fragmented, because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Subadviser, there may be opportunities for certain companies to acquire other water utility companies. The Subadviser believes that favorable investment opportunities may result from consolidation within this industry.

     There can be no assurance that the positive developments noted above, including those relating to business growth and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

FOREIGN SECURITIES

     Foreign securities in which the Fund invests generally will be denominated in foreign currencies and will be traded on foreign markets, including foreign stock exchanges. Foreign securities also may include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency. These securities include, but are not limited to, securities traded in the form of American Depository Receipts (ADRs) and securities registered in the United States by foreign (including Canadian) governmental or private issuers, foreign banks and foreign branches of U.S. banks. These securities also include European Depository Receipts and Global Depository Receipts (EDRs and GDRs, respectively).

     Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the Fund of investments in those countries. Costs may be incurred in connection with conversions between various currencies. Moreover, there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers.

     The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. A change in the value of any such currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These changes will also affect the Fund's return, income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of the U.S. dollar strengthens against a foreign currency after the Fund's income has been accrued and translated into U.S. dollars, the Fund would experience a foreign currency loss. Similarly, if the U.S. dollar value weakens against a foreign currency between the time the Fund incurs expenses and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease investment company taxable income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar value that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease investment company taxable income. To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in exchange rates, decreases in the value of the currencies of the countries in which the Fund invests relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by factors such as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

     The costs attributable to foreign investing that the Fund must bear are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return to investors on these securities. Tax treaties between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject. See "Taxes, Dividends and Distributions."

OTHER INVESTMENT STRATEGIES

     At the discretion of the Subadviser, the Fund may employ the following strategies in pursuing its investment objective.


     LENDING OF SECURITIES AND REPURCHASE AGREEMENTS. As described in the Prospectus, consistent with applicable regulatory requirements, the Fund may lend securities valued at up to 30% of its total assets to brokers, dealers, banks or other recognized institutional borrowers of securities, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of the replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. The Fund may pay reasonable administrative and custodial fees in connection with loans of its securities.


     The Fund may purchase U.S. Government securities and concurrently enter into "repurchase agreements" with the seller of the securities whereby the seller agrees to repurchase the securities at a specified price within a specified time (generally one business day). The Fund's repurchase agreements will at all times be fully collateralized in an amount as least equal to the repurchase price, including accrued interest earned on the loan. The collateral will be held by the Fund's custodian bank, either physically or in a book-entry account. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the value of its total assets would be invested in such repurchase agreements and other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market.


     The Fund will enter into securities lending and repurchase agreement transactions only with parties that meet creditworthiness standards approved by the Fund's Board of Directors. The Subadviser will monitor and evaluate the creditworthiness of such parties under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a counterparty, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis, i.e., delivery and payment can take place as much as a month or more after the date of the transaction. The purchase price and other terms of the securities are fixed on the transaction date. Such investments are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such investments in determining its net asset value on each day that net asset value is determined. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the underlying securities. To facilitate such acquisitions, the Fund's custodian bank will maintain, in a separate account of the Fund, cash or other liquid assets having a value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other assets held in its portfolio, incur a gain or loss due to market fluctuation.

     HIGH YIELD SECURITIES. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Subadviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

     Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

ADDITIONAL INVESTMENT POLICIES

     In seeking to protect against the effect of changes in interest rates or currency exchange rates that are adverse to the present or prospective position of the Fund and to enhance returns, the Fund may employ certain hedging, yield enhancement and risk management techniques including the purchase and sale of options, futures and options on futures on equity and debt securities, indices of prices of equity and debt securities, other financial indices, foreign currencies and forward contracts on foreign currencies. The Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations. See "Taxes."


     OPTIONS ON SECURITIES


     The Fund may purchase put and call options and write put and call options on equity and debt securities, aggregates of equity and debt securities or indices of prices thereof, other financial indices and foreign currencies. These may include options traded on U.S. or foreign exchanges and options traded in U.S. or foreign over-the-counter (OTC) markets. Currently, many options on equity securities and options on currencies are exchange-traded, whereas options on debt securities are primarily traded on the OTC market.

     When the Fund writes an option, it receives a premium which it retains whether or not the option is exercised. The Fund's principal objective in writing options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

     The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price). By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to sell, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Fund writes a call option, the Fund loses the potential for a gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     Conversely, the purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     The Fund may write only "covered" options or options for which it establishes and maintains with its Custodian for the term of the option a segregated account consisting of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value at least equal to the fluctuating market value of the optioned securities. An option is covered so long as the Fund is obligated as the writer of a call option, to own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option. A put option written by the Fund will be considered "covered" if, so long as the Fund is obligated as the writer of the option, it owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option; otherwise the Fund will deposit and maintain with its Custodian in a segregated account cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the exercise price of the option.

     The Fund may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same exercise price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also deposit in a segregated account with its Custodian cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equivalent in value to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security.

     The Fund may write both American style options and European style options. An American style option is an option which may be exercised by the holder at any time prior to its expiration. A European style option, however, may only be exercised as of the expiration of the option. The writer of an American style option has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since such options may be exercised by the holder at any time prior to the expiration of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period. If a call option is exercised the writer must fulfill the obligation to sell the underlying security at the exercise price, which will usually be lower than the then market value of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

     The writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be canceled by the exchange's affiliated clearing organization. However, the writer of an option may not effect a closing purchase transaction after being notified of the exercise of the option. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in a particular option the Fund has purchased with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option the Fund has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a securities exchange (Exchange) on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options would continue to be exercisable in accordance with their terms.

     Exchange-traded options in the U.S. are issued by clearing organizations affiliated with the Exchange on which the option is listed which, in effect, give their guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors will evaluate the creditworthiness of any dealer from which the Fund proposes to purchase options.

     Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally sold the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, inability to enter into a closing purchase transaction may result in material losses to the Fund. For example, since the Fund must maintain a covered position with respect to any call option on a security it writes, the Fund may be limited in its ability to sell the underlying security while the option is outstanding. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous.

     The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close out the position or take delivery of the underlying security at the exercise price. In that case, the Fund's return will be the premium received from writing the put option, minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money covered put options may be written by the Fund in the same market environments in which call options are written in equivalent buy-and-write transactions.

     The Fund may purchase a call option on a security it intends to acquire in order to hedge against (and thereby benefit from) an anticipated market appreciation in the price of the underlying security at limited risk and with a limited cash outlay. If the market price does rise as anticipated, the Fund will benefit from that rise but only to the extent that the rise exceeds the premium paid. If the anticipated rise does not occur or if it does not exceed the premium, the Fund will bear the expense of the option premium without gaining an offsetting benefit.

     The Fund may purchase put options on securities to hedge against a decline in the value of its portfolio. If the market price of the Fund's portfolio should increase, however, the profit which the Fund might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options on securities to hedge against an anticipated rise in the price it will have to pay for securities it intends to buy in the future. If the market price of the securities should fall instead of rise, however, the benefit the Fund obtains from purchasing the securities at a lower price will be reduced by both the amount of the premium paid for the call options and transaction costs.

     The Fund may purchase put options if the Fund believes that a defensive posture is warranted for all or a portion of its portfolio. Protection is provided during the life of the put because the put gives the Fund the right to sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price below the exercise price. This right limits the Fund's losses from the security's possible decline in value below the strike price of the option to the premium paid for the put option and related transaction costs.

     The Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which historically have a high degree of positive correlation to the values of such portfolio securities. If the Subadviser's judgement is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. But the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on an underlying security it owns. If the Subadviser's judgement is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

     The Fund may similarly wish to hedge against appreciation in the value of securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected securities, the values of which historically have a high degree of positive correlation to values of securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized immediately above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

     FUTURES CONTRACTS

     The Fund will enter into futures contracts only for certain bona fide hedging, return enhancement and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of equity and debt securities, aggregates of debt securities or indices of prices thereof, aggregates of equity securities or indices of prices thereof, and other financial indices. It may also enter futures contracts for the purchase or sale of foreign currencies (such as the Japanese Yen, the British Pound and the German Mark) or composite foreign currencies (such as the European Currency Unit) in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute an appropriate vehicle for hedging. The Fund may enter into such futures contracts both on U.S. and foreign exchanges.

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

     At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from 3% to 15% of the value of the securities or the commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark to market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of short futures position) in the contract's value since the preceding day.

     Although futures contracts by their terms may call for the actual delivery or acquisition of underlying securities or currency, in most cases the contractual obligation is extinguished or offset before the expiration of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying securities or currency. In all transactions on a U.S. futures exchange, the Fund will incur brokerage fees and related transaction costs when it purchases or sells futures contracts. The Fund may also incur brokerage fees and related transaction costs when it purchases or sells futures contracts in markets outside the United States.

     The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Subadviser may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Subadviser's judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its assets which it has hedged because it will have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. The Fund may have to sell assets at a time when it may be advantageous or disadvantageous to do so.

     If the Fund seeks to hedge against a decline in the value of its portfolio securities and sells futures contracts for that purpose on other securities which historically have had a high degree of positive correlation to the value of the portfolio securities, the value of its portfolio securities might decline more rapidly than the value of a poorly correlated futures contract rises. In that case, the hedge will be less effective than if the correlation had been greater. In a similar but more extreme situation, the value of the futures position might in fact decline while the value of portfolio securities holds steady or rises. This would result in a loss that would not have occurred but for the attempt to hedge.

     OPTIONS ON FUTURES CONTRACTS

     The Fund will also enter into options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Fund may purchase put and call options and write (i.e., sell) put and call options on futures contracts that are traded on U.S. and foreign futures exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option; otherwise, it will segregate and maintain with its Custodian for the term of the option cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option; otherwise, it will segregate and maintain with its Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.

     Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire. If the market price of the underlying futures contract when the option is exercised is below the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

     Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

     The Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates or fluctuating currency exchange rates. The Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of declining interest rates or fluctuating currency exchange rates.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

     The Fund will purchase or sell interest rate futures contracts to take advantage of, or to protect the Fund against, fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's Custodian assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid assets, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

     CURRENCY FUTURES AND OPTIONS THEREON

     Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Subadviser, in purchasing an option, has been correct in its judgement concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

     OPTIONS ON CURRENCIES

     Instead of purchasing or selling futures or forward currency exchange contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in OTC markets or by writing put options or covered call options on currencies. A put option gives the Fund the right to purchase a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing such options.

     As in the case of interest rate futures contracts and options thereon, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

     SPECIAL CHARACTERISTICS OF FORWARD CURRENCY CONTRACTS AND ASSOCIATED RISKS

     The Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward currency contracts or foreign currency exchange rates. A forward currency contract involves bilateral obligations of one party to purchase, and another party to sell, a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time the contract is entered into.

     The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars per unit of foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund also may use forward currency contracts to "lock-in" the U.S. dollar value of portfolio positions, to increase the Fund's exposure to foreign currencies that the Subadviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used. The Fund may only cross-hedge using a currency bearing, in the Subadviser's view, a high degree of positive correlation to the currency being hedged.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure on such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Subadviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commission are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     ADDITIONAL RISKS OF OPTIONS ON SECURITIES AND CURRENCIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FORWARD CONTRACTS

     Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lesser trading volume.

     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances. If so, this would limit the ability of the Fund to fully hedge against these risks.

     Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Subadviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market until they reopen. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security.

     A holder of a stock index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call, if such a change causes the closing index value to fall below the exercise price of the option on that index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

     SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON

     The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

     Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Fund's Subadviser to predict correctly movements in the direction of interest rates and currency exchange rates and other factors affecting markets for securities. If the Subadviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS
     AND OPTIONS ON FUTURES CONTRACTS

     The Fund will engage in transactions in interest rate and foreign currency futures contracts and options thereon only for bona fide hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Fund's Custodian to cover the position, or the Fund will own an offsetting position in securities, currencies or other options, forward-currency contracts or futures contracts sufficient to ensure that the use of such techniques is unleveraged. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above and the economic limitations that are implicit in the use of futures and options on futures, within these restrictions, only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with rules and regulations of the CFTC and not for speculation.

     Although the Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, when futures positions are used to hedge portfolio securities, such securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

ILLIQUID SECURITIES


     The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Securities eligible for resale in accordance with Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper with legal or contractual restrictions on resale but with a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.


     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are not otherwise readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased, directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Subadviser anticipates that the market for certain restricted securities such as foreign convertible securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Subadviser will monitor the liquidity of restricted securities in the Fund's portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the Subadviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


     The staff of the Commission has taken the position that purchased OTC Options and the assets used as "cover" for written OTC Options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTCOption. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."


     BORROWING

     As stated in the Prospectus, the Fund may borrow an amount up to 33 1/3% of the value of its total assets (computed at the time the loan is made) from banks for temporary or emergency purposes. However, the Fund will not purchase portfolio securities if borrowings exceed 5% of the Fund's total assets. Upon the vote of the Board of Directors to change the nonfundamental policy described above, the Fund is authorized, at the Subadviser's discretion and under the supervision of the Board of Directors, to borrow from banks amounts up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the specific bank borrowing, which is equivalent to permitting such borrowing to equal 50% of the value of the Fund's net assets.


     SEGREGATED ASSETS

     When the Fund is required to segregate assets in connection with certain hedging transactions, it will mark cash or liquid assets as segregated with the Fund's Custodian. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily.


PORTFOLIO TURNOVER


     The Fund has no fixed policy with respect to portfolio turnover; however, as a result of the Fund's investment policies, the Subadviser expects the annual portfolio turnover rate will be less than 100%. For the Fund's fiscal years ended September 30, 1997 and 1998 its portfolio turnover was 13% and 20%, respectively. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund.


                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

     The Fund may not:

          (1) Invest 25% or more of its total assets in any nonutility industry. (The Fund will invest 25% or more of its total assets in the utility industries as a group. Utility industries for this purpose consist of companies primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water.) For this purpose "industry" does not include the U.S. Government and agencies and instrumentalities of the U.S. Government.

          (2) Invest more than 5% of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to U.S. Government agencies and instrumentalities.

          (3) As to 75% of its total assets, invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than U.S. Government Securities) or purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class.

          (4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions. The Fund may make deposits of margin in connection with futures contracts and options.

          (5) Invest in securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets; provided that the Fund may invest in securities issued by foreign investment companies to the extent permitted by the 1940 Act.

          (6) Make short sales of securities or maintain a short position, except in connection with the use of options, futures contracts, options thereon and forward currency contracts.

          (7) Issue senior securities, as defined in the 1940 Act, except that the Fund may borrow money from banks in an amount at the time of the borrowing not in excess of 331/3% of the Fund's total assets (including the amount borrowed) less all liabilities and indebtedness other than the borrowing. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts as described in the Prospectus and collateral arrangements with respect thereto are not considered by the Fund to be the issuances of senior securities; and neither such arrangements, the purchase or sale of securities on a when-issued or delayed delivery basis nor obligations of the Fund to the Directors pursuant to deferred compensation arrangements, are deemed to be the issuance of a senior security.

          (8) Buy or sell commodities, commodity contracts, real estate or interests in real estate, except that the Fund may purchase and sell futures contracts, options on futures contracts and securities secured by real estate or interests therein or issued by companies that invest therein. Transactions in foreign currencies, forward currency contracts and options on foreign currencies, futures contracts and options on futures contracts are not considered by the Fund to be transactions in commodities or commodity contracts.

          (9) Make loans, except loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the purchase of debt securities in accordance with the Fund's investment objective and policies are not considered by the Fund to be "loans."

          (10) Make investments for the purpose of exercising control or management over the issuer of any security.

          (11) Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

     If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting in a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


                                            INFORMATION REGARDING DIRECTORS AND OFFICERS

     NAME, ADDRESS+                    POSITION(S) HELD                          PRINCIPAL OCCUPATIONS
         AND AGE                         WITH THE FUND                            DURING PAST 5 YEARS
-----------------------                   -----------                              -----------------

Eugene C. Dorsey (71)                      Director             Retired President, Chief Executive Officer and
                                                                  Trustee of the Gannett Foundation (now Freedom Forum);
                                                                  former Publisher of four Gannett Newspapers and
                                                                  Vice President of Gannett Co., Inc.; past
                                                                  Chairman, Independent Sector, Washington, D.C.
                                                                  (largest national coalition of philanthropic
                                                                  organizations); former Chairman of the American
                                                                  Council for the Arts; Director of the Advisory
                                                                  Board of Chase Manhattan Bank of Rochester,
                                                                  First Financial Fund, Inc., The High Yield Plus
                                                                  Fund, Inc. and The High Yield Income Fund,
                                                                  Inc.; Trustee of the Target Portfolio Trust and
                                                                  Prudential Diversified Funds.

Douglas H. McCorkindale (59)               Director             President (since September 1997) and Vice
                                                                  Chairman, (since March 1984) of Gannett Co.,
                                                                  Inc.; Director of Continental Airlines, Inc.,
                                                                  Gannett Co. Inc., Frontier Corporation, First
                                                                  Financial Fund, Inc. and The High Yield Plus
                                                                  Fund, Inc.; Trustee of the Target Portfolio
                                                                  Trust and Prudential Diversified Funds.

Thomas T. Mooney (57)                      Director             President of the Greater Rochester Metro Chamber of
55 St. Paul Street                                                Commerce; former Rochester City Manager;
Rochester, NY 14604                                               Trustee of Center for Governmental Research, Inc.;
                                                                  Director of Blue Cross of Rochester, The
                                                                  Business Council of New York State, Executive
                                                                  Service Corps of Rochester, Monroe County Water
                                                                  Authority, Rochester Jobs, Inc., Northeast-
                                                                  Midwest Institute, Monroe County Industrial
                                                                  Development Corporation, and The High Yield
                                                                  Income Fund, Inc.; President, Director and
                                                                  Treasurer, First Financial Fund, Inc. and The
                                                                  High Yield Plus Fund, Inc.; Trustee of the
                                                                  Target Portfolio Trust and Prudential
                                                                  Diversified Funds.

*Brian M. Storms (44)                      President            President, Prudential Investments (October 1998-present);
                                            and Director          President of Prudential Mutual Funds, Annuities, and
                                                                  Investment Management Services (September
                                                                  1996-October 1998); Managing Director, Fidelity Investments
                                                                  Institutional Services Company, Inc. (July 1991-September
                                                                  1996); President, J.K. Schofield (October 1989-September
                                                                  1991); Senior Vice President, Invest Financial Corporation
                                                                  (September 1982-October 1989); Trustee of the Target
                                                                  Portfolio Trust and Prudential Diversified Funds.

David F. Connor (34)                       Secretary            Assistant General Counsel (since March 1998) of
                                                                  PIFM; Associate Attorney, Drinker Biddle &
                                                                  Reath LLP prior thereto.

Robert F. Gunia (51)                       Vice President       Vice President (since September 1997) of Prudential
                                                                  Insurance Company of America; Executive Vice President
                                                                  and Treasurer (since December 1996) of Prudential
                                                                  Investments Fund Management LLC (PIFM); Senior Vice
                                                                  President (since March 1987) of Prudential Securities
                                                                  Incorporated (Prudential Securities); formerly Chief
                                                                  Administrative Officer (July 1990-September 1996),
                                                                  Director (January 1989-September 1996) and Executive
                                                                  Vice President, Treasurer and Chief Financial Officer
                                                                  (June 1987-September 1996) of Prudential Mutual Fund
                                                                  Management, Inc.; Vice President and Director of The
                                                                  Asia Pacific Fund, Inc. (since May 1989); Director of
                                                                  The High Yield Income Fund, Inc.


Grace C. Torres (39)                       Treasurer            First Vice President (since December 1996) of PIFM;
                                           and Principal          First Vice President (since March 1994) of Prudential
                                           Financial and          Securities; formerly First Vice President (March
                                           Accounting             1994-September 1996) of Prudential Mutual Fund
                                           Officer                Management, Inc.; and, Vice President (July
                                                                  1989-March 1994) of Bankers Trust Corporation.




     NAME, ADDRESS+                    POSITION(S) HELD                          PRINCIPAL OCCUPATIONS
         AND AGE                         WITH THE FUND                            DURING PAST 5 YEARS
-----------------------                   -----------                              -----------------

Stephen M. Ungerman (45)                   Assistant            Tax Director (since March 1996) of Prudential
                                           Treasurer              Investments  and the Private Asset Group of The
                                                                  Prudential Insurance Company of America (Prudential);
                                                                  formerly First Vice President (February
                                                                  1993-September 1996) of Prudential Mutual Fund
                                                                  Management, Inc. (February 1993-September 1996)
                                                                  and Senior Tax Manager (1981-January 1993) of
                                                                  Price Waterhouse LLP.

----------------
* Indicates those directors that are "interested persons" of the Fund as defined in the 1940 Act.
+ Unless otherwise indicated, the address of the Directors and Officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     The Directors of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.


     The officers conduct and supervise the daily business operations of the Fund, while the directors, in addition to their functions set forth under "Management of the Fund" below, review such actions and decide on general policy.


     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Mr. Dorsey is scheduled to retire on December 31, 1999.

     Pursuant to the terms of the Management Agreement with the Fund, the Manager or Subadviser, as appropriate, pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager or Subadviser. The Fund pays each of its Directors who is not an affiliated person of the Manager or the Subadviser annual compensation of $6,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the boards of which the Director will be asked to serve.

     Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Director's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order from the Commission, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund. As of December 31, 1997, Mr. Dorsey elected to reduce his Director's fees pursuant to the deferred fee agreement.

     The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager or Subadviser for the fiscal year ended September 30, 1998 and the aggregate compensation paid to such Directors for service on the Fund's board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997.




                                                         COMPENSATION TABLE
                                                         ------------------
                                                                                                               TOTAL
                                                                   PENSION OR                              COMPENSATION
                                                                   RETIREMENT                               FROM FUND
                                                  AGGREGATE     BENEFITS ACCRUED    ESTIMATED ANNUAL         AND FUND
                                                COMPENSATION     AS PART OF FUND      BENEFITS UPON        COMPLEX PAID
NAME AND POSITION                                 FROM FUND         EXPENSES           RETIREMENT          TO DIRECTORS
----------------                                ------------     ---------------     ---------------      --------------
Eugene C. Dorsey*, Director                         $5,750            None                N/A            $70,000(16/43)**
Thomas T. Mooney*, Director                         $5,750            None                N/A            $115,000(31/64)**
Douglas H. McCorkindale*, Director                  $5,750            None                N/A            $70,000(20/35)**
Richard A. Redeker+, Former Director                 None             None                N/A                    --
Brian M. Storms+, Director and President             None             None                N/A                   N/A

----------
 * Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Directors under the funds' deferred compensation plan. Including accrued interest, total compensation amounted to approximately $87,401, $71,640, and $143,909 for Mr. Dorsey, Mr. McCorkindale, and Mr. Mooney, respectively.

** Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

 + Richard A. Redeker, who was an interested Director, did not receive, and Brian M. Storms, who is an interested Director, does not receive compensation from the Fund or any fund in the Fund Complex.

     As of November 6, 1998, the Directors and officers of the Fund as a group owned less than 1% of the outstanding common stock of the Fund.

     As of November 6, 1998 the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were:
Nelag Partners, 37791 Halper Lake Drive, Rancho Mirage, CA 92270, who held 3,405 Class C shares (6%).

     As of November 6, 1998, Prudential Securities was the record holder for other beneficial owners of 4,695,578 Class A shares (or 68% of the outstanding Class A shares), 5,738,815 Class B shares (or 66% of the outstanding Class B shares), 38,802 Class C shares (or 71% of the outstanding Class C shares) and 11,170 Class Z shares (or 3% of the outstanding Class Z shares) of the Fund.



In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is record holder.

                             MANAGEMENT OF THE FUND

THE MANAGER


     The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of October 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $68.2 billion. According to the Investment Company Institute, as of October 31, 1998, the Prudential Mutual Funds was the 18th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities and the Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (State Street or the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of

PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives from the Fund, pursuant to the Management Agreement, a fee at an annual rate of .70% of the average daily net assets of the Fund up to and including $250 million, .55% of the Fund's average daily net assets in excess of $250 million up to and including $500 million, .50% of the Fund's average daily net assets in excess of $500 million up to and including $1 billion and .45% of the Fund's average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No jurisdiction currently limits the Fund's expenses.


     In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses: (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Subadviser; (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and (c) the subadvisory fee payable to the Subadviser pursuant to the Subadvisory Agreement among the Fund, PIFM and the Subadviser (the Subadvisory Agreement), dated February 4, 1991.


     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's Subadviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organizational expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws,
(k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or "interested persons" of any such party, on May 12, 1998, and by shareholders of the Fund, on December 20,1990.


THE SUBADVISER

     Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, Massachusetts 02109, serves as the Fund's Subadviser. The Subadvisory Agreement provides that Wellington Management shall furnish investment advisory services in connection with the management of the Fund. In connection therewith, Wellington Management is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Wellington Management's performance of such services. Under the Subadvisory Agreement, PIFM, not the Fund, pays Wellington Management a fee, computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets for the portion of such assets up to and including $250 million, .35% of the Fund's average daily net assets in excess of $250 million up to and including $500 million, .30% of the Fund's average daily net assets in excess of $500 million up to and including $1 billion and .25% of the Fund's average daily net assets in excess of $1 billion.

     The Subadvisory Agreement provides that Wellington Management will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by any party upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Subadvisory Agreement was last approved by the Board of Directors of the Fund, including all of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act) of any such party on May 12, 1998, and by shareholders of the Fund on December 30, 1991.

     For the fiscal years ended September 30, 1996, 1997 and 1998, the Fund paid $2,195,690, $2,040,052 and $2,050,958, respectively, to PIFM under the
Management Agreement and PIFM paid subadvisory fees of $1,533,621, $1,434,579 and $1,441,519, respectively, to Wellington Management under the Subadvisory Agreement.


THE DISTRIBUTOR


     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities), was the Fund's distributor.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A shares, Class B shares and Class C shares. The Distributor also incurs the expense of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is paid or reimbursed by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

     Prior to February 4, 1991, the Fund operated as a closed-end fund and offered only one class of shares (the existing Class A shares). On October 15, 1990, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on the Class A Plan, adopted a plan of distribution for the Class A shares of the Fund. On November 13, 1990, the Board of Directors, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on the Class B Plan, adopted a plan of distribution for the Class B shares of the Fund. On February 10, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved modifications to the Fund's Class A and Class B Plans and Distribution Agreements to conform them to recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and
(ii) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 5, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans, as amended and restated, were approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 12, 1998. The Class A Plan, as previously amended, was approved by Class A and Class B shareholders, and the Class B Plan, as previously amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

     CLASS A PLAN. For the fiscal year ended September 30, 1998, Prudential Securities, as the predecessor distributor, and the Distributor received $305,959 from the Fund under the Class A Plan. These amounts were primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended September 30, 1998, Prudential Securities and the Distributor also received approximately $33,500 in initial sales charges.

     CLASS B PLAN. For the fiscal year ended September 30, 1998, Prudential Securities, as the predecessor distributor, and the Distributor received $1,773,262 from the Fund under the Class B Plan and spent approximately $413,700 in distributing the Fund's Class B shares. It is estimated that of the latter amounts, $3,200 (.78%) was spent on printing and mailing of prospectuses to other than current shareholders; $69,100 (16.70%) on compensation to Pruco Securities Corporation (Prusec), an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and $341,000 (82.52%) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers ($287,000 or 69.49%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($53,900 or 13.03%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Fund shares, and (d) other incidental expenses relating to branch promotion of Fund shares.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred SaleS Charge" in the Prospectus. For the fiscal year ended September 30, 1998, Prudential Securities, as the predecessor distributor, and the Distributor received approximately $182,400 in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended September 30, 1998, Prudential Securities, as the predecessor distributor, and the Distributor received $9,690 under the Class C Plan and spent approximately $10,900 in distributing the Fund's Class C shares. It is estimated that of the latter amounts, approximately $1,400 (12.84%) of the aggregate was spent on printing and mailing of prospectuses to other than current shareholders; $100 (.92%) of the aggregate was spent on commissions paid to or on account of representatives of Prusec; and $9,400 (86.24%) of the aggregate was spent on payments of commissions and account servicing fees to financial advisers.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred SaleS Charges" in the Prospectus. For the fiscal year ended September 30, 1998, Prudential Securities and the Distributor received approximately $100 in contingent deferred sales charges attributable to Class C shares.


     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to the other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendment to the Class A Plan) and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.


     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement was approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 12, 1998.

     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75% of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     Subject to policies established by the Board of Directors of the Fund and the oversight and review of the Manager, the Subadviser will arrange for the execution of the Fund's portfolio transactions and the allocation of brokerage. In executing portfolio transactions, the Subadviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. The Fund may invest in securities traded in the OTC markets and deal directly with the dealers who make markets in the securities involved, unless a better price or execution could be obtained by using a broker. While the Subadviser generally will seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with best net results in particular transactions. The Fund will not deal with Prudential Securities (or any affiliate) in any transaction in which Prudential Securities (or an affiliate) acts as principal, except in accordance with the rules of the Commission. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Prudential Securities.

     In placing orders with brokers and dealers, the Subadviser will attempt to obtain the best net price and the most favorable execution for orders; however, the Subadviser may, in its discretion, purchase and sell portfolio securities through brokers and dealers who provide the Subadviser or the Fund with research, analysis, advice and similar services. The Subadviser may, in return for research and analysis, pay brokers a higher commission than may be charged by other brokers, provided that the Subadviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Subadviser to the Fund and its other clients, and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Information and research received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by the Manager under its Management Agreement with the Fund and by the Subadviser under the Subadvisory Agreement. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Subadviser's policy is to pay higher commissions to brokers or futures commission merchants other than Prudential Securities (or any affiliate) for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Subadviser's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


     Purchases and sales of securities, futures or options on futures on an exchange (including a board of trade), and options on securities may be effected through securities brokers or futures commission merchants that charge a commission for their services. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, the Fund may use Prudential Securities and its affiliates for brokerage transactions. In order for Prudential Securities or its affiliates to effect any such transaction for the Fund, the commissions, fees or other remuneration received by Prudential Securities or its affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. The Fund's Board of Directors has adopted procedures designed to ensure that all brokerage commissions, fees or other remuneration paid to such firm or its affiliates are reasonable and fair.

     Investment decisions for the Fund and for other investment accounts managed by the Subadviser are made independently of each other in the light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated to accounts according to a formula deemed equitable to each account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

     The  Fund's  brokerage   transactions  involving  securities  of  companies
headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.


     In accordance with Section 11(a) under the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or any affiliate) by applicable law.

     The  table  below  sets  forth   information   concerning  the  payment  of
commissions by the Fund for the three years ended September 30, 1998.

                                             FISCAL YEAR ENDED SEPTEMBER 30,
                                       ----------------------------------------
                                       1998              1997             1996
                                       ----              ----             ----
Total brokerage commissions
   paid by the Fund ..............   $140,952          $174,648         $140,846

     The Fund effected no transactions that involved the payment of commissions through Prudential Securities during the fiscal year ended September 30, 1998.


                     PURCHASE AND REDEMPTION OF FUND SHARES


     Shares of the Fund may be purchased at a price equal to the next determined net asset value per share (NAV) plus a sales charge which, at the election of the investor, may be imposed either at the time of purchase, on a deferred basis or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC). Class C shares are sold with a low front-end sales charge, but are also subject to a CDSC. Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.


     Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Management of the Fund--Distributor" and "Shareholder Investment Account--Exchange Privilege" in this Statement of Additional Information and "Shareholders Guide--How to Buy Shares of the Fund" in the Prospectus.

SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5%, Class C* shares are sold with an initial sales charge of 1%, and Class B* and Class Z shares are sold at NAV.

     Using the Fund's NAV at September 30, 1998, the maximum offering price of the Fund's shares was as follows:

        CLASS A
        Net asset value and redemption price per Class A share .....     $17.66
        Maximum sales charge (5% of offering price) ................        .93
                                                                         ------
        Maximum offering price .....................................     $18.59
                                                                         ======
        CLASS B
        Net asset value, offering price, and
          redemption price per Class B share* ......................     $17.66
                                                                         ======
        CLASS C
        Net asset value and redemption price per Class C share* ....     $17.66
        Sales charge (1% of offering price) ........................        .18
                                                                         ------
        Offering price .............................................     $17.84
                                                                         ======
        CLASS Z
        Net asset value, offering price,
          and redemption price per Class Z share ...................     $17.68
                                                                         ======



        ----------
         * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

   An eligible group of related Fund investors includes any combination of the following:


   (a) an individual;
   (b) the individual's spouse, their children and their parents;
   (c) the individual's and spouse's Individual Retirement Account (IRA);
   (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);
   (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;
   (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;
   (g) one or more employee benefit plans of a company controlled by an individual; and
   (h) (i) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or (ii) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have at least $15 million invested in the Prudential Mutual Funds.


     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


     The Transfer Agent, the Distributor or your Dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus.

     The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other
Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

     For purposes of the Investment Letter of Intent, shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge.

     A Letter of Intent permits the purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish minimum eligible employee or participant enrollment goals over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in escrow in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.


     The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


     The Distributor must be notified at the time of purchase that the investor is entitled to receive a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings, or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.


WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES


     The contingent deferred sales charge (CDSC) is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER

Death

Disability--An individual will be considered disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

Distribution from an IRA or 403(b) Custodial Account

Distribution from Retirement Plan

Excess Contributions


REQUIRED DOCUMENTATION

A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

A copy of the Social Security Administration award letter or a letter from a physician on the physician's letterhead stating that the shareholder (or, in the case of a trust, the grantor) is permanently disabled. The letter must also indicate the date of disability.


A copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 59-1/2 and is taking a normal distribution--signed by the shareholder.


A letter signed by the plan administrator/trustee indicating the reason for the distribution.

A letter from the shareholder (for an IRA) or the plan administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.


   The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

     The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                         CONTINGENT DEFERRED SALES CHARGE
                                         AS A PERCENTAGE OF DOLLARS INVEST
                                               OR REDEMPTION PROCEEDS
      YEAR SINCE PURCHASE          -------------------------------------------
      PAYMENT MADE                  $500,001 TO $1 MILLION     OVER $1 MILLION
      -------------                -----------------------     ---------------
      First                                 3.0%                    2.0%
      Second                                2.0%                    1.0%
      Third                                 1.0%                    0%
      Fourth and thereafter                 0%                      0%


     You must notify the Transfer Agent, the Distributor or your Dealer at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.


                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.


     AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date, to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholders will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

     EXCHANGE PRIVILEGE. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.


     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


     CLASS A. Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of certain Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

     The following money market funds participate in the Class A exchange privilege:


           Prudential California Municipal Fund
              (California Money Market Series)

           Prudential Government Securities Trust
              (Money Market Series)
              (U.S. Treasury Money Market Series)

           Prudential Municipal Series Fund
              (Connecticut Money Market Series)
              (Massachusetts Money Market Series)
              (New Jersey Money Market Series)
              (New York Money Market Series)

           Prudential MoneyMart Assets, Inc. (Class A Shares)

           Prudential Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any Fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


     Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, the Distributor or your Dealer. The exchange privilege may be modified, suspended or terminated upon 60 day's notice, and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

        PERIOD OF
        MONTHLY INVESTMENTS:       $100,000    $150,000    $200,000     $250,000
        -----------------          --------    --------    --------     --------
        25 years ..............      $  110      $  165      $  220       $  275
        20 years ..............         176         264         352          440
        15 years ..............         296         444         592          740
        10 years ..............         555         833       1,110        1,388
        5 years ...............       1,371       2,057       2,742        3,428


  See "Automatic Investment Plan"



----------

     1 Some information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board.

     2 The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

     AUTOMATIC INVESTMENT PLAN (AIP)

     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your Dealer.


     SYSTEMATIC WITHDRAWAL PLAN


     A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your Dealer. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

     In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions" above.

     The Distributor and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A and Class C shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.


     TAX-DEFERRED RETIREMENT PLANS


     Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.


     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

     TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                            TAX-DEFERRED COMPOUNDING1
       -------------------------------------------------------------------
       CONTRIBUTIONS
       MADE OVER:                PERSONAL SAVINGS                    IRA
       -----------                ---------------                  -------
        10 years                      $26,165                      $31,291
        15 years                       44,675                       58,649
        20 years                       68,109                       98,846
        25 years                       97,780                      157,909
        30 years                      135,346                      244,692


----------


     1 The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.


MUTUAL FUND PROGRAMS

     From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


     The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE


     Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of the Fund's portfolio will be determined as described below.


     Net asset value per share will be determined daily as of 4:15 p.m. on each day the New York Stock Exchange (NYSE) is open for trading by dividing the value of the net assets of the Fund by the total number of common shares outstanding. Net asset value is calculated separately for each class. For purposes of determining the net asset value per share, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less the Fund's liabilities (including the outstanding principal amount of borrowings, if any, and the unpaid interest on borrowings, if any). The Fund will compute its net asset value on each day the NYSE is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the NYSE closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     In valuing the Fund's assets, any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. The value of each U.S. Government security and corporate debt security for which quotations are available will be based on the valuation provided by an independent pricing service. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Other portfolio securities that are actively traded in the OTC market, including listed securities for which the primary market is believed to be OTC, will be valued at the average of the quoted bid and asked prices provided by an independent pricing service or by principal market makers. Exchange-traded options are valued at their last sale price as of the close of options trading on the applicable exchange. If there is no sale on the applicable options exchange on a given day, options are valued at the average of the quoted bid and asked prices as of the close of the applicable exchange. The Fund may engage pricing services to obtain such prices. Futures contracts are marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchanges. Forward currency contracts will be valued at the current cost of covering or offsetting the contract.

     Securities or other assets for which reliable market quotations are not readily available, are valued by the Valuation Committee or Board of Directors inconsultation with the Manager and Subadviser.

     Quotations of foreign securities in a foreign currency will be converted to U.S. dollar equivalents at the closing rates of exchange. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates were to occur during such time period, the securities would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

     Short-term investments that mature in less than 60 days are valued at amortized cost if their term to maturity from date of purchase was less than 60 days or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of acquisition by the Fund was more than 60 days, unless this is determined by the Board of Directors not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest.

     Net asset value (NAV) is calculated separately for each class. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject.The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS


     GENERAL. The Fund is qualified and intends to remain qualified as a regulated investment company (RIC) under the Code. As a RIC, the Fund will not be subject to federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from certain foreign currency transactions) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders if at least 90% of its investment company taxable income for the taxable year (determined without regard to the deduction for dividends paid) is distributed (Distribution Requirement). To qualify for treatment as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or such currencies (Income Requirement);
(2) diversify its holdings so that, at the end of each quarter of its taxable year, (A) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (B) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer; and (3) satisfy the Distribution Requirement in each year. If the Fund failed to qualify as a RJC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits.

     DISTRIBUTION REQUIREMENTS. The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute during each calendar year substantially all of its ordinary income for that year (except for certain foreign currency gains or losses from transactions after October 31 of that year, which are treated for these purposes as arising in the following year) and capital gain net income for the twelve-month period ending on October 31 of that year, plus certain other amounts. The Fund intends to make distributions in accordance with this requirement. In general, for these and other purposes dividends and other distributions will be treated as paid when actually distributed, except that distributions declared in October, November or December of any year, payable to shareholders of record on a specified date in such a month and paid in January of the following year will be treated as having been paid by the Fund (and received by the shareholders) on December 31 of the year in which they were declared.

     ORIGINAL ISSUE DISCOUNT. The Fund may purchase debt securities issued with original issue discount. Original issue discount that accrues in a taxable year will be treated as income earned by the Fund and therefore will be subject to the distribution requirements described above. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds thereof to make distributions in amounts necessary to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax. The Fund may realize capital gains or losses from such dispositions, which would increase or decrease the Fund's investment company taxable income and/or net capital gain.

     PASSIVE FOREIGN INVESTMENT COMPANIES. A "passive foreign investment company" (PFIC) is a foreign corporation -- other than a "controlled foreign corporation" as to which the Fund is a "U.S. shareholder"(as defined below) -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. A "controlled foreign corporation" is a foreign corporation in which, in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to market, " in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs).

     HEDGING TRANSACTIONS. The use of hedging strategies, such as writing and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of certain gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.


     DISTRIBUTIONS. A portion of the dividends from the Fund's investment company taxable income may qualify for the deduction for dividends received allowable to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. Distributions of net capital gain, if any, will not be eligible for the dividends-received deduction.

     If the net asset value of Fund shares is reduced below a shareholder's cost as a result of a distribution by the Fund, the distribution nevertheless will be taxable. Investors should be careful to consider the tax implications of buying Fund shares just prior to a distribution. Those purchasing shares at that time will receive a distribution that nevertheless will be taxable to them.

     A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other Prudential Mutual Fund generally will have similar tax consequences. See "Shareholder Investment Account-Exchange Privilege" above. Special rules apply, however, when a shareholder (1) disposes of Fund shares through a redemption or exchange within 90 days after purchase thereof and (2) subsequently acquires shares of the Fund or any other Prudential Mutual Fund on which a sales charge normally is imposed (load fund) without paying any sales charge because of the exchange privilege or the repurchase privilege (see "Shareholder Guide" in the Prospectus). In these cases, any gain on the disposition of the original fund shares will be increased, or loss thereon decreased, by the amount of the sales charge paid when those shares were acquired; and that amount will increase the adjusted basis of the load fund shares subsequently acquired. In addition, if Fund shares are purchased within 30 days before or after redeeming Fund shares (whether pursuant to the repurchase privilege or otherwise), all or a portion of any loss on the redemption will not be deductible and instead will increase the basis of the newly purchased shares.

     FOREIGN  CURRENCY  GAINS  AND  LOSSES.  Gains  or  losses  attributable  to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, also are treated as ordinary income or loss. This income or loss, referred to as "section 988" gain or loss, increases or decreases the amount of the Fund's investment company taxable income available to be distributed to its shareholders rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income and net capital gain during a taxable year, the Fund would not be able to make any taxable distributions for that year, or distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as taxable distributions, reducing each shareholder's basis in his or her shares.


     FOREIGN TAXES. Dividends and interest received, and gains in respect of foreign securities realized, by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable Fund shareholders, in effect, to receive the benefit of the foreign tax credit with respect to certain foreign and U.S. possessions income taxes that may be paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. The Fund was not eligible to make such an election with respect to its fiscal year ended September 30, 1998, because the percentage of its assets invested in securities of U.S. issuers exceeded 50% at the end of that period.

     SECTION 1256 CONTRACTS. Certain options, futures and forward contracts in which the Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts held by the Fund at the end of each taxable year generally must be "market-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the 4% excise tax. These rules may operate to increase the amount that must be distributed by the Fund to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized to the fund, without in either case increasing the cash available to the Fund. The Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed to meet the Distribution Requirement and avoid imposition of the 4% excise tax described above.

     STRADDLES. Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting positions(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

     APPRECIATED FINANCIAL POSITIONS. If the Fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward contract) with respect to any stock or debt instrument (other than "straight debt") the fair market value of which exceeds its adjusted basis--and enters into "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of an offsetting notional principal contract or futures or forward contract entered into by the Fund or a related financial position is itself such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).


OTHER TAXATION

     The foregoing is only a summary of some, but not all, of the important federal tax considerations generally affecting the Fund and its shareholders. In addition to the federal tax considerations described above, there may be other federal, state, local or foreign tax considerations applicable to particular investors. Prospective investors are therefore advised to consult their own tax advisers with respect to the tax consequences to them of an investment in the Fund.

                             PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

     Average annual total return is computed according to the following formula:

                                P (1 + T)n = ERV

Where:  P  =  a hypothetical initial payment of $1,000

        T  =  average annual total return

        n  =  number of years

       ERV = Ending  Redeemable  Value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods.

     Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


     The average annual total return for Class A shares for the one-year, five-year and since inception (January 2, 1990) periods ended September 30, 1998 was 7.25%, 10.50% and 12.84%, respectively. The average annual total return for the Class B shares for the one-year, five-year and since inception (March 18,
1991)  periods  ended   September  30,  1998  was  7.06%,   10.67%  and  12.78%,
respectively. The average annual total return for Class C shares for the one year and since inception (August 1, 1994) periods ended September 30, 1998 was 11.06% and 13.64%, respectively. The average annual total return for Class Z shares for the one year and since inception (December 16, 1996) periods ended September 30, 1998 was 13.18% and 18.52%, respectively.


     AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                     ERV - P
                                     -------
                                        P

Where:  P   = a hypothetical initial payment of $1000.
        ERV = Ending Redeemable Value at the end of the 1, 5, or 10 year periods
              (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     The aggregate total return for Class A shares for the one-year, five-year and since inception (January 2, 1990) periods ended on September 30, 1998 was 12.90%, 73.40% and 202.58%, respectively. The aggregate total return for the Class B shares for the one-year, five-year and since inception (March 18, 1991) periods ended September 30, 1998 was 12.06%, 67.03% and 147.63%, respectively. The aggregate total return for Class C shares for the one year and since inception (August 1, 1994) periods ended

September 30, 1998 was 12.06% and 70.30%, respectively. The aggregate total return for Class Z shares for the one year and since inception (December 16, 1996) periods was 13.18% and 35.51%, respectively.


     YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                      a - b
                        YIELD = 2 [ (------ + 1) 6 - 1 ]
                                       cd

Where:  a   = dividends and interest earned during the period.
        b   = expenses accrued for the period (net of reimbursements).
        c   = the average daily number of shares  outstanding  during the period that were entitled to receive dividends.
        d   = the  maximum  offering  price  per  share  on the  last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


     The Fund's 30-day yields for the period ended September 30, 1998 were 2.09%, 1.47%, 1.47% and 2.44% for Class A shares, Class B shares, Class C shares and Class Z shares, respectively.


     From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

                    A LOOK AT PERFORMANCE OVER THE LONG-TERM
                             AVERAGE ANNUAL RETURNS
                               1/1/26 - 12/31/97

          [THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE]

Common Stocks ................ 11%
Long-Term Gov't Bonds......... 5.2%
Inflation..................... 3.1%



----------
     (1) Source: Ibbotson Associates Stocks, Bonds, Bills and Inflation-1998 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                      INDEPENDENT ACCOUNTANTS AND COUNSEL


     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

     Prudential Mutual Fund Services LLC ("PMFS"), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing agent of the Fund. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account of $10, a new account set-up fee of $2.00 for each manually-established account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended September 30, 1998, the Fund incurred fees of approximately $343,000 for the services of PMFS.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 served as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.


     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Fund (except with respect to the opinions of counsel referred to in "Taxes, Dividends and Distributions" in the Prospectus).

Portfolio of Investments as
of September 30, 1998                  GLOBAL UTILITY FUND, INC.
----------------------------------------------------------------

                                                     US$ Value
Shares      Description                              (Note 1)
----------------------------------------------------------------
LONG-TERM INVESTMENTS--96.4%
COMMON STOCKS--71.7%
----------------------------------------------------------------
Electrical Utilities--20.0%
   60,000   CMS Energy Corp.                       $   2,613,750
  150,000   COPEL (ADR-Peferred B Shares)
              (Brazil)                                   956,250
  300,000   DPL, Inc.                                  5,887,500
  130,000   DQE, Inc.                                  5,021,250
  100,000   DTE Energy Co.                             4,518,750
  200,000   Endesa S.A. (ADR) (Spain)                  4,400,000
  187,800   Espoon Sahko (ADR) (Finland) 144A          4,419,257
  150,000   Huaneng Power International, Inc.*
              (ADR) (China)                            1,537,500
  120,000   Korea Electric Power Inc. (ADR)
              (South Korea)                            1,080,000
   80,000   New Century Energies, Inc.                 3,895,000
  100,000   NIPSCO Industries, Inc.                    3,287,500
   70,000   Pinnacle West Capital Corp.                3,136,875
  850,000   Scottish Power PLC (United Kingdom)        8,231,173
  277,300   Shandong Huaneng Power Ltd.
              (ADR) (China)                            1,247,850
   90,000   Texas Utilities Holding Co.                4,190,625
   50,000   VEBA AG (Germany)                          2,596,937
                                                   -------------
                                                      57,020,217
----------------------------------------------------------------
Gas Utilities--10.8%
  350,000   Australian Gas Light Co. (Australia)       2,405,427
  125,000   El Paso Energy Corp.                       4,054,688
  100,000   Enron Corp.                                5,281,250
  120,000   Equitable Resources, Inc.                  3,052,500
   50,000   MCN Energy Group, Inc.                       853,125
   54,426   NTL Incorporated                           2,333,515
  200,000   TransCanada Pipelines Ltd. (Canada)        2,914,688
  250,000   Westcoast Energy, Inc. (Canada)            4,707,712
  100,000   Williams Companies, Inc.                   2,875,000
   90,000   YPF Sociedad Anonima (ADR-Class D
              Shares) (Argentina)                      2,340,000
                                                   -------------
                                                      30,817,905
Telecommunications--34.3%
   65,000   AirTouch Communications, Inc.*             3,705,000
  130,000   AT&T Corp.                                 7,596,875
  100,000   BC Telecom, Inc. (Canada)                  2,357,950
  120,000   BCE, Inc. (Canada)                         3,352,500
  140,000   Bell Atlantic Corp.                        6,781,250
   76,096   Cia Telecom de Chile, S.A. (ADR)
              (Chile)                                  1,455,336
   43,000   Empresas Telex-Chile S.A. (ADR)
              (Chile)                                     20,156
  111,222   Hellenic Telecom Org. (Greece)             2,656,668
  236,829   MCI Worldcom Inc.                         11,582,418
   40,000   Portugal Telecom, S.A. (ADS)
              (Portugal)                               1,440,000
  300,000   SBC Communications Inc.                   13,331,250
   70,000   Sprint Corp.                               5,040,000
   40,000   Telecom Corp. New Zealand Ltd. (ADR)
              (New Zealand)                            1,205,000
  700,000   Telecom Italia Mobile S.p.A. (Italy)       4,066,057
  300,000   Telecom Italia S.p.A. (Italy)              2,060,502
2,000,000   Telecom Italia S.p.A. Risp
              (Nonconvertible) (Italy)                 9,534,160
   40,000   Telefonica de Argentina S.A. (ADR-
              Class B Shares) (Argentina)              1,177,500
   50,000   Telefonos de Mexico, S.A. (ADR-
              Class L Shares) (Mexico)                 2,212,500
   43,636   Telefonica, S.A. (ADR) (Spain)             4,709,961
  130,000   US West Inc.                               6,816,875
  200,000   Videsh Sanchar Nigam Ltd. (GDR)
              (India) 144A                             2,195,000
   40,000   Vodafone Group PLC (ADR)
              (United Kingdom)                         4,510,000
                                                   -------------
                                                      97,806,958
----------------------------------------------------------------
Water Utilities & Other--6.6%
   28,000   Alcatel Alsthom (France)                   2,482,641
  167,800   American Water Works Co., Inc.             5,264,725
  280,000   Anglian Water PLC (United Kingdom)         4,500,047
   41,000   ENI S.p.A. (ADR) (Italy)                   2,511,250
   60,000   Lucent Technologies, Inc.                  4,143,750
                                                   -------------
                                                      18,902,413
            Total common stocks
              (cost $129,390,170)                    204,547,493
                                                   -------------

----------------------------------------------------------------
See Notes to Financial Statements.    B-36

Portfolio of Investments as
of September 30, 1998                  GLOBAL UTILITY FUND, INC.
----------------------------------------------------------------

                                                   US$ Value
Shares       Description                           (Note 1)
----------------------------------------------------------------
PREFERRED STOCKS--1.3%
            Philippine Long Distance Telephone
              Co. (The Philippines)
   43,700   $3.50 Conv. Ser. III (GDS)             $   1,704,300
   92,216   5.75% Conv. Ser. II (GDS)                  1,939,171
                                                   -------------
            Total preferred stocks
              (cost $4,189,000)                        3,643,471
                                                   -------------
----------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)
DEBT OBLIGATIONS--23.4%
CORPORATE BONDS--22.7%
-------------------------------------------------------------------
Electrical Utilities--14.6%
Ba1           $   1,000    AES Corp.,
                             8.375%, 8/15/07                945,000
NR                1,000    Arizona Public Service
                             Co.,
                             6.25%, 1/15/05               1,027,070
Baa1              1,000D   Chilgener, S.A.,
                             6.50%, 1/15/06 (Chile)         825,820
NR                1,000    Cleveland Elec. Illum.
                             Co.,
                             7.43%, 11/1/09               1,087,410
Ba3               1,000    CMS Energy Corp.,
                             8.125%, 5/15/02              1,048,510
NR                1,000D   Compania De Transporte
                             Energia,
                             9.25%, 4/1/08 (Brazil)         745,000
A1                1,000    Consolidated Edison Co.
                             of NY, Inc.,
                             7.625%, 3/1/04               1,107,700
NR                1,000D   CSW Investments,
                             7.45%, 8/1/06
                             (United Kingdom)             1,132,130
Aa3               1,000    Duke Energy Corp.,
                             5.875%, 6/1/01               1,020,460
Baa1              1,000D   Eastern Energy Limited,
                             6.75%, 12/1/06
                             (Australia)                  1,067,080
Ba2               1,000    El Paso Electric Co.,
                             8.25%, 2/1/03, Ser. C        1,080,770

Moody's       Principal
Rating         Amount                                  US$ Value
(Unaudited)    (000)       Description                 (Note 1)
-------------------------------------------------------------------
Baa1              1,000D   Empresa Electrica del
                             Norte Grande S.A.,
                             7.75%, 3/15/06 (Chile)         841,260
                           Florida Power Corp.,
Aa3                 500    6.00%, 7/1/03                    516,620
A1                  650    6.75%, 2/1/28                    673,894
Baa3              1,000    Gulf States Utilities
                             Co.,
                             8.25%, 4/1/04                1,113,960
Baa1              1,000D   Hyder PLC,
                             6.875%, 12/15/07
                             (United Kingdom)             1,067,500
Ba1**             1,000D   Inversora Electrica
                             Buenos Aires S.A.,
                             9.00%, 9/16/04
                             (Argentina)                    735,000
A1                1,500    Monongahela Power Co.,
                             7.375%, 7/1/02               1,612,215
                           Northern States Power
                             Co.,
Aa3               1,000    5.75%, 12/1/00                 1,010,800
Aa3               1,000    6.50%, 3/1/28                  1,024,140
Baa3              1,000    NRG Energy, Inc.,
                             7.50%, 6/15/07               1,065,040
Aa3                 640    Oklahoma Gas & Electric
                             Co.,
                             6.50%, 4/15/28                 664,102
A1                2,000    Potomac Edison Co.,
                             8.875%, 8/1/21               2,106,780
Baa2              1,000    PP&L Capital Funding
                             Inc.,
                             6.79%, 11/22/04              1,079,110
Ba1               1,000    Public Service Co.
                             7.10%, 8/01/05               1,055,390
A2                1,000D   Quebec Hydro,
                             7.50%, 4/1/16 (Canada)       1,118,280
Baa1              1,000D   Southern Investments UK PLC,
                           6.80%, 12/1/06
                             (United Kingdom)             1,053,150
Aa3               2,000    Southwestern Electric
                             Power Co.,
                             5.25%, 4/1/00                1,999,940
Aa2               1,000    Southwestern Public Service Co.,
                           7.25%, 7/15/04                 1,102,660

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-37

Portfolio of Investments as
of September 30, 1998                     GLOBAL UTILITY FUND, INC.
-------------------------------------------------------------------

Moody's       Principal
Rating         Amount                                  US$ Value
(Unaudited)    (000)       Description                 (Note 1)
-------------------------------------------------------------------
Electrical Utilities (cont'd.)
Baa3          $   1,000    System Energy Resources,
                             Inc.,
                             7.71%, 8/1/01            $   1,051,790
Aa2               1,000    Tampa Electric Co.,
                             7.75%, 11/1/22               1,103,500
Ba3               1,000    Texas-New Mexico Power Co.,
                           10.75%, 9/15/03                1,092,610
Baa1              1,000    Texas Utilities Electric
                             Co.,
                             9.27%, 1/14/00               1,050,940
A2                1,000D   United Utilities PLC,
                             6.45%, 4/1/08
                             (United Kingdom)             1,046,030
A2                2,000    Virginia Electric &
                             Power Co.,
                             6.625%, 4/1/03               2,121,900
NR                1,000    W3A Funding Corp.,
                             8.09%, 1/2/17                1,108,930
Aa3               1,000    Wisconsin Electric Power
                             Co.,
                             6.625%, 11/15/06             1,102,720
Baa2              1,000D   Yorkshire Power Finance
                             Ltd.,
                             6.496%, 2/25/08
                             (United Kingdom)             1,039,157
                                                      -------------
                                                         41,644,368
-------------------------------------------------------------------
Gas Distribution & Other Related Industries--1.7%
Baa2              1,000    El Paso Natural Gas Co.,
                             7.50%, 11/15/26              1,058,840
Baa2              1,000    Enron Corp.,
                             7.00%, 8/15/23                 936,580
Ba3               1,000D   Metrogas, S.A.,
                             10.88%, 5/15/01, Ser.
                             B (Argentina)                  950,000
A2                1,600    Michigan Consolidated
                             Gas
                             Co., 8.25%, 5/1/14           1,939,344
                                                      -------------
                                                          4,884,764
-------------------------------------------------------------------
Telecommunications, Media & Related Industries--6.4%
Aa3               1,000    AT&T Corp.,
                             7.75%, 3/1/07                1,171,040
                           BellSouth
                             Telecommunications,
Aaa               2,000    6.125%, 9/23/08
                             (Eurobonds)                  2,112,500
Aaa               2,000    7.00%, 10/1/25                 2,259,700
NR                1,000    Century Telephone
                             Enterprises, Inc.,
                             6.30%, 1/15/08               1,049,410
NR                1,000D   Comtel Brasileira Ltd.,
                             10.75%, 9/26/04
                             (Brazil)                       700,000
Baa1              1,000    GTE Corp.,
                             7.51%, 4/1/09                1,170,070
A2                1,000    GTE Florida, Inc.,
                             7.25%, 10/15/25              1,055,320
Aaa               1,000    Indiana Bell Telephone
                             Co., Inc.,
                             7.30%, 8/15/26               1,164,420
Aaa               1,000    New Jersey Bell Telephone Co.,
                           8.00%, 6/1/22                  1,217,960
A2                1,000    New York Telephone Co.,
                             6.00%, 4/15/08               1,052,430
A1                2,000    Pacific Bell,
                             6.625%, 11/1/09              2,223,580
Ba2               1,000D   Philippine Long Distance
                             Telephone Co.,
                             9.25%, 6/30/06
                             (The Philippines)              810,000
Baa2              1,000    US West Inc.,
                             6.375%, 7/15/08              1,076,048
Baa2              1,000    Worldcom, Inc.,
                             6.40%, 8/15/05               1,055,220
                                                      -------------
                                                         18,117,698
                           Total corporate bonds
                             (cost $62,563,397)          64,646,830
                                                      -------------
-------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--0.7%
                  2,000    United States Treasury Notes,
                           5.75%, 8/15/03
                             (cost $2,042,188)            2,122,180
                                                      -------------
                           Total debt obligations
                             (cost $64,605,585)          66,769,010
                                                      -------------
                           Total long-term
                             investments
                             (cost $198,184,755)        274,959,974
                                                      -------------

-------------------------------------------------------------------
See Notes to Financial Statements.    B-38

GLOBAL UTILITY FUND, INC.
Portfolio of Investments as of September 30, 1998
----------------------------------------------------------------

Principal
Amount                                               US$ Value
(000)       Description                              (Note 1)
----------------------------------------------------------------
SHORT-TERM INVESTMENTS--3.2%
REPURCHASE AGREEMENTS
   $9,089   PaineWebber Inc., 5.45%, due
              10/01/98, in the amount of
              $9,090,376; (cost $9,089,000;
              collateralized by $8,975,000 U.S.
              Treasury Notes, 7.125%, due
              10/15/98, value including accrued
              interest-$9,279,745)                 $   9,089,000
----------------------------------------------------------------
Total Investments--99.6%
            (cost $207,273,755; Note 4)              284,048,974
            Other assets in excess of
              liabilities--0.4%                        1,191,740
                                                   -------------
            Net Assets--100%                       $ 285,240,714
                                                   =============

---------------
 *--Non-income-producing security.
**--Moody's Equivalent to S&P Rating.
 D--US$ Denominated Bonds.
ADR--American Depository Receipts.
ADS--American Depository Shares.
GDR--Global Depository Receipts.
GDS--Global Depository Shares.
NR--Not rated by Moody's or Standard & Poor's.
----------------------------------------------------------------
See Notes to Financial Statements.    B-39

Statement of Assets and Liabilities                    GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                                            September 30, 1998
Assets
Investments, at value (cost $207,273,755)..............................................................         $284,048,974
Foreign currency, at value (cost $53,059)..............................................................               53,385
Dividends and interest receivable......................................................................            1,995,415
Receivable for Investments sold........................................................................            1,324,572
Withholding taxes receivable...........................................................................              107,713
Receivable for Fund shares sold........................................................................               54,811
Other assets...........................................................................................                7,615
                                                                                                             ---------------
   Total assets........................................................................................          287,592,485
                                                                                                             ---------------
Liabilities
Bank overdraft.........................................................................................               43,352
Payable for investments purchased......................................................................            1,039,156
Payable for Fund shares reacquired.....................................................................              701,396
Accrued expenses.......................................................................................              232,576
Distribution fee payable...............................................................................              151,966
Management fee payable.................................................................................              111,597
Withholding taxes payable..............................................................................               61,884
Deferred director's fee................................................................................                9,844
                                                                                                             ---------------
   Total liabilities...................................................................................            2,351,771
                                                                                                             ---------------
Net Assets.............................................................................................         $285,240,714
                                                                                                             ===============

Net assets were comprised of:
   Common stock, at par................................................................................         $     16,153
   Paid-in capital in excess of par....................................................................          177,031,008
                                                                                                             ---------------
                                                                                                                 177,047,161
   Accumulated net realized gains on investments and foreign currency transactions.....................           31,408,025
   Net unrealized appreciation on investments and foreign currencies...................................           76,785,528
                                                                                                             ---------------
Net assets, September 30, 1998.........................................................................         $285,240,714
                                                                                                             ===============

Class A:
   Net asset value and redemption price per share
      ($123,346,275 / 6,984,666 shares of common stock issued and outstanding).........................               $17.66
   Maximum sales charge (5.00% of offering price)......................................................                  .93
   Maximum offering price to public....................................................................               $18.59
                                                                                                             ===============

Class B:
   Net asset value, offering price and redemption price per share
      ($154,872,668 / 8,771,192 shares of common stock issued and outstanding).........................               $17.66
                                                                                                             ===============

Class C:
   Net asset value, offering price and redemption price per share
      ($957,042 / 54,203 shares of common stock issued and outstanding)................................               $17.66
                                                                                                             ===============

Class Z:
   Net asset value, offering price and redemption price per share
      ($6,064,729 / 343,114 shares of common stock issued and outstanding).............................               $17.68
                                                                                                             ===============

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-40

GLOBAL UTILITY FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                          September 30, 1998
Income
   Dividends (net of foreign withholding
      taxes of $411,874)....................      $  5,969,533
   Interest.................................         5,228,170
                                               ---------------
      Total income..........................        11,197,703
                                               ---------------
Expenses
   Management fee...........................         2,050,958
   Distribution fee--Class A................           305,959
   Distribution fee--Class B................         1,773,262
   Distribution fee--Class C................             9,690
   Transfer agent's fees and expenses.......           410,000
   Custodian's fees and expenses............           190,000
   Reports to shareholders..................            62,000
   Registration fees........................            35,000
   Audit fee and expenses...................            33,000
   Legal fees and expenses..................            29,000
   Directors' fees..........................            18,000
   Insurance................................             7,000
   Miscellaneous............................             8,177
                                               ---------------
      Total expenses........................         4,932,046
                                               ---------------
Net investment income.......................         6,265,657
                                               ---------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized gain on:
   Investment transactions..................        33,940,901
   Foreign currency transactions............             4,692
                                               ---------------
                                                    33,945,593
                                               ---------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments..............................        (4,323,937)
   Foreign currencies.......................             9,798
                                               ---------------
                                                    (4,314,139)
                                               ---------------
Net gain on investments and foreign
   currencies...............................        29,631,454
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................      $ 35,897,111
                                               ===============


GLOBAL UTILITY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended September 30,
in Net Assets                           1998               1997
Operations
   Net investment income.......     $  6,265,657       $  7,682,317
   Net realized gain on
      investment and foreign
      currency transactions....       33,945,593         23,452,259
   Net change in unrealized
      appreciation
      (depreciation) of
      investments and foreign
      currencies...............       (4,314,139)        39,642,425
                                 ------------------    ------------
   Net increase in net assets
      resulting from
      operations...............       35,897,111         70,777,001
                                 ------------------    ------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A..................       (2,991,973)        (3,467,695)
      Class B..................       (3,134,288)        (4,197,429)
      Class C..................          (17,223)           (16,595)
      Class Z..................         (122,173)              (598)
                                 ------------------    ------------
                                      (6,265,657)        (7,682,317)
                                 ------------------    ------------
   Distributions in excess of
      net investment income
      Class A..................         (180,906)          (156,217)
      Class B..................         (266,336)          (189,092)
      Class C..................           (1,178)              (748)
      Class Z..................             (114)               (27)
                                 ------------------    ------------
                                        (448,534)          (346,084)
                                 ------------------    ------------
   Distributions from net
      realized gains
      Class A..................      (10,062,149)        (6,007,763)
      Class B..................      (14,813,745)        (9,775,323)
      Class C..................          (65,425)           (37,783)
      Class Z..................           (6,437)                --
                                 ------------------    ------------
                                     (24,947,756)       (15,820,869)
                                 ------------------    ------------
Fund share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold.....................       34,214,868         40,299,964
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............       26,214,007         19,609,298
   Cost of shares reacquired...      (80,331,082)      (106,947,379)
                                 ------------------    ------------
Net decrease in net assets from
   Fund share transactions.....      (19,902,207)       (47,038,117)
                                 ------------------    ------------
Total decrease.................      (15,667,043)          (110,386)
Net Assets
Beginning of year..............      300,907,757        301,018,143
                                 ------------------    ------------
End of year (a)................     $285,240,714       $300,907,757
                                 ==================    ============

---------
(a) Includes undistributed
    net investment
    income of .................     $     ---          $    127,164

-------------------------------------------------------------------
See Notes to Financial Statements.    B-41

Notes to Financial Statements                          GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
Global Utility Fund, Inc. (the 'Fund') is an open-end diversified management investment company. The Fund seeks to achieve its investment objective of obtaining a high total return, without incurring undue risk, by investing primarily in common stocks, debt securities and preferred stocks of domestic and foreign companies in the utility industries. Debt securities in which the Fund invests are generally within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.
--------------------------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.
The Fund recognizes foreign currency gains and losses from the holding of foreign currencies, the sales and maturities of short-term securities and forward currency contracts, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent of amounts actually received or paid.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and original issue discount paid on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
--------------------------------------------------------------------------------
                                      B-42

Notes to Financial Statements                          GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
Withholding taxes on foreign dividends and interest are provided in accordance with the Fund's understanding of the applicable country's tax rules and rates. Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales and foreign currency transactions.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination,
Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gains on investments by $321,370 relating to net realized foreign currency gains and a reclassification of dividend character.
Net investment income, net realized gains and net assets were not affected by this change.
--------------------------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Wellington Management Company, LLP ('Wellington'); Wellington furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of .70% of the Fund's average daily net assets up to and including $250 million, .55% of the Fund's average daily net assets of the next $250 million,
 .50% of the Fund's average daily net assets of the next $500 million and .45% of the Fund's average daily net assets in excess of $1 billion. Pursuant to the subadvisory agreement, PIFM compensates Wellington for its services at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .35% of the Fund's average daily net assets of the next $250 million,
 .30% of the Fund's average daily net assets of the next $500 million and .25% of the Fund's average daily net assets in excess of $1 billion.
The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment
Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensated PSI and PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended September 30, 1998.
PSI and PIMS have advised the Fund that they received approximately $33,500 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended September 30, 1998. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.
PSI and PIMS have advised the Fund that for the fiscal year ended September 30, 1998, they received approximately $182,000 and $100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PSI, PIMS and PIFM are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrowed any amounts pursuant to the Agreement during the year ended September 30, 1998. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds.
--------------------------------------------------------------------------------
                                      B-43

Notes to Financial Statements                          GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the fiscal year ended September 30, 1998, the Fund incurred fees of approximately $343,000 for the services of PMFS. As of September 30, 1998, approximately $26,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended September 30, 1998 were $59,196,763 and $106,415,293, respectively.
The United States federal income tax basis of the Fund's investments at September 30, 1998 was $207,300,462 and, accordingly, net unrealized appreciation of investments was $76,748,512 (gross unrealized appreciation--$90,266,142; gross unrealized depreciation--$13,517,630).
--------------------------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Prior to November 2, 1998 Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
The Fund has authorized 2 billion shares of common stock at $.001 par value per share equally divided into Class A, B, C and Z shares.
Transactions in shares of common stock were as follows:

Class A                                 Shares         Amount
-------                               ----------    ------------
Year ended September 30, 1998:
Shares sold........................      521,948    $  9,321,818
Shares issued in reinvestment of
  dividends and distributions......      563,544       9,496,627
Shares reacquired..................   (1,757,287)    (31,298,612)
                                      ==========    ============
Net decrease in shares outstanding
  before conversion................     (671,795)    (12,480,167)
Shares issued upon conversion from
  Class B..........................      759,647      13,683,739
                                      ----------    ------------
Net increase in shares
  outstanding......................       87,852    $  1,203,572
                                      ==========    ============
Year ended September 30, 1997:
Shares sold........................    2,086,998    $ 33,076,632
Shares issued in reinvestment of
  dividends and distributions......      435,125       6,684,084
Shares reacquired..................   (3,491,626)    (55,793,270)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (969,503)    (16,032,554)
Shares issued upon conversion from
  Class B..........................      361,364       5,915,705
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (608,139)   $(10,116,849)
                                      ==========    ============
Class B
-------
Year ended September 30, 1998:
Shares sold........................      661,584    $ 11,938,327
Shares issued in reinvestment of
  dividends and distributions......      982,123      16,503,067
Shares reacquired..................   (2,346,288)    (42,011,836)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (702,581)    (13,570,442)
Shares reacquired upon conversion
  into Class A.....................     (759,735)    (13,683,739)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (1,462,316)   $(27,254,181)
                                      ==========    ============
Year ended September 30, 1997:
Shares sold........................      420,178    $  6,760,201
Shares issued in reinvestment of
  dividends and distributions......      841,794      12,870,440
Shares reacquired..................   (3,146,002)    (50,674,248)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (1,884,030)    (31,043,607)
Shares reacquired upon conversion
  into Class A.....................     (361,305)     (5,915,705)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (2,245,335)   $(36,959,312)
                                      ==========    ============

--------------------------------------------------------------------------------
Notes to Financial Statements                          GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

Class C                                 Shares         Amount
-------                               ----------    ------------
Year ended September 30, 1998:
Shares sold........................      343,836    $  6,262,967
Shares issued in reinvestment of
  dividends and distributions......        4,668          78,586
Shares reacquired..................     (337,668)     (6,158,331)
                                      ----------    ------------
Net increase in shares
  outstanding......................       10,836    $    183,222
                                      ==========    ============
Year ended September 30, 1997:
Shares sold........................       14,373    $    229,180
Shares issued in reinvestment of
  dividends and distributions......        3,544          54,192
Shares reacquired..................      (18,532)       (297,270)
                                      ----------    ------------
Net decrease in shares
  outstanding......................         (615)   $    (13,898)
                                      ==========    ============
Class Z
-------
Year ended September 30, 1998:
Shares sold........................      379,786    $  6,691,756
Shares issued in reinvestment of
  dividends and distributions......        7,648         135,727
Shares reacquired..................      (47,365)       (862,303)
                                      ----------    ------------
Net increase in shares
  outstanding......................      340,069    $  5,965,180
                                      ==========    ============
December 16, 1996(a) through
  September 30, 1997:
Shares sold........................       13,848    $    233,951
Shares issued in reinvestment of
  dividends and distributions......           35             582
Shares reacquired..................      (10,838)       (182,591)
                                      ----------    ------------
Net increase in shares
  outstanding......................        3,045    $     51,942
                                      ==========    ============

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
Financial Highlights                                   GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                               Class A
                                                  -----------------------------------------------------------------
                                                                    Year Ended September 30,
                                                  ------------------------------------------------------------
                                                    1998         1997         1996         1995         1994
                                                  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  17.52     $  15.03     $  14.72     $  13.66     $  14.63
                                                  --------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................         .46(b)       .49          .51          .49          .47
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................        1.67         3.34          .73         1.35         (.82)
                                                  --------     --------     --------     --------     --------
   Total from investment operations...........        2.13         3.83         1.24         1.84         (.35)
                                                  --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........        (.46)        (.49)        (.51)        (.48)        (.42)
Distributions in excess of net investment
   income.....................................        (.02)        (.02)          --           --           --
Distributions from net realized gains.........       (1.51)        (.83)        (.42)        (.30)        (.20)
                                                  --------     --------     --------     --------     --------
   Total distributions........................       (1.99)       (1.34)        (.93)        (.78)        (.62)
                                                  --------     --------     --------     --------     --------
Net asset value, end of year..................    $  17.66     $  17.52     $  15.03     $  14.72     $  13.66
                                                  ========     ========     ========     ========     ========
TOTAL RETURN(a)...............................       12.90%       26.90%        8.65%       14.23%       (2.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $123,346     $120,825     $112,800     $124,423     $126,254
Average net assets (000)......................    $122,384     $116,303     $120,122     $122,837     $139,166
Ratios to average net assets:
   Expenses, including distribution fees......        1.18%        1.21%        1.30%        1.31%        1.25%
   Expenses, excluding distribution fees......         .93%         .96%        1.05%        1.06%        1.02%
   Net investment income......................        2.49%        3.00%        3.38%        3.58%        3.39%
For Class A, B, C and Z shares:
   Portfolio turnover rate....................          20%          13%          13%          15%          19%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-46

Financial Highlights                                   GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                               Class B
                                                  -----------------------------------------------------------------
                                                                    Year Ended September 30,
                                                  ------------------------------------------------------------
                                                    1998         1997         1996         1995         1994
                                                  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  17.52     $  15.03     $  14.71     $  13.66     $  14.63
                                                  --------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................         .32(b)       .37          .40          .39          .37
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................        1.67         3.34          .74         1.34         (.82)
                                                  --------     --------     --------     --------     --------
   Total from investment operations...........        1.99         3.71         1.14         1.73         (.45)
                                                  --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........        (.32)        (.37)        (.40)        (.38)        (.32)
Distributions in excess of net investment
   income.....................................        (.02)        (.02)          --           --           --
Distributions from net realized gains.........       (1.51)        (.83)        (.42)        (.30)        (.20)
                                                  --------     --------     --------     --------     --------
   Total distributions........................       (1.85)       (1.22)        (.82)        (.68)        (.52)
                                                  --------     --------     --------     --------     --------
Net asset value, end of year..................    $  17.66     $  17.52     $  15.03     $  14.71     $  13.66
                                                  ========     ========     ========     ========     ========
TOTAL RETURN(a)...............................       12.06%       25.96%        7.90%       13.32%       (3.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $154,873     $179,270     $187,557     $227,189     $272,673
Average net assets (000)......................    $177,326     $185,693     $210,305     $237,983     $270,466
Ratios to average net assets:
   Expenses, including distribution fees......        1.93%        1.96%        2.05%        2.06%        2.02%
   Expenses, excluding distribution fees......         .93%         .96%        1.05%        1.06%        1.02%
   Net investment income......................        1.74%        2.25%        2.62%        2.83%        2.68%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-47

Financial Highlights                                   GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                    Class C                                  Class Z
                                           ----------------------------------------------------------     -------------
                                                                                          August 1,
                                                                                           1994(d)            Year
                                                   Year Ended September 30,                through            Ended
                                           ----------------------------------------     September 30,     September 30,
                                            1998       1997       1996       1995           1994              1998
                                           ------     ------     ------     -------     -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....   $17.52     $15.03     $14.71     $ 13.66       $   13.93          $ 17.54
                                           ------     ------     ------     -------     -------------         ------
Income from investment operations
Net investment income...................      .32(b)     .37        .40         .39             .06              .50(b)
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions.........................     1.67       3.34        .74        1.34            (.24)            1.68
                                           ------     ------     ------     -------     -------------         ------
   Total from investment operations.....     1.99       3.71       1.14        1.73            (.18)            2.18
                                           ------     ------     ------     -------     -------------         ------
Less distributions
Dividends from net investment income....     (.32)      (.37)      (.40)       (.38)           (.07)            (.50)
Distributions in excess of net
   investment income....................     (.02)      (.02)        --          --              --             (.03)
Distributions from net realized gains...    (1.51)      (.83)      (.42)       (.30)           (.02)           (1.51)
                                           ------     ------     ------     -------     -------------         ------
   Total distributions..................    (1.85)     (1.22)      (.82)       (.68)           (.09)           (2.04)
                                           ------     ------     ------     -------     -------------         ------
Net asset value, end of period..........   $17.66     $17.52     $15.03     $ 14.71       $   13.66          $ 17.68
                                           ======     ======     ======     =======     =============        =======
TOTAL RETURN(a).........................    12.06%     25.96%      7.90%      13.32%          (1.32)%          13.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........   $  957     $  760     $  661     $   563       $     226          $ 6,065
Average net assets (000)................   $  969     $  727     $  608     $   410       $     131          $ 4,041
Ratios to average net assets:
   Expenses, including distribution
      fees..............................     1.93%      1.96%      2.05%       2.06%           2.06%(c)          .93%
   Expenses, excluding distribution
      fees..............................      .93%       .96%      1.05%       1.06%           1.06%(c)          .93%
   Net investment income................     1.74%      2.25%      2.66%       2.83%           2.46%(c)         2.74%
                                          December 16,
                                             1996(e)
                                             through
                                          September 30,
                                              1997
                                          -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....     $ 15.02
                                             -------
Income from investment operations
Net investment income...................         .34
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions.........................        2.59
                                             -------
   Total from investment operations.....        2.93
                                             -------
Less distributions
Dividends from net investment income....        (.34)
Distributions in excess of net
   investment income....................        (.07)
Distributions from net realized gains...          --
                                             -------
   Total distributions..................        (.41)
                                             -------
Net asset value, end of period..........     $ 17.54
                                             =======
TOTAL RETURN(a).........................       19.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........     $    53
Average net assets (000)................     $    16
Ratios to average net assets:
   Expenses, including distribution
      fees..............................         .96%(c)
   Expenses, excluding distribution
      fees..............................         .96%(c)
   Net investment income................        3.25%(c)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-48

Report of Independent Accountants                      GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of
Global Utility Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Utility Fund, Inc. (the 'Fund') at September 30, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three periods in the period ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 14, 1996 was unqualified. PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 20, 1998
--------------------------------------------------------------------------------
                                      B-49

Federal Income Tax Information (Unaudited)             GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (September 30, 1998) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year, the Fund paid distributions for Class A shares totaling $1.988 per share, comprised of $0.618 per share ordinary income and short-term capital gains which are taxable as ordinary income and $1.37 per share long-term capital gains which are taxable as such. The Fund paid distributions for Class B and Class C shares totaling $1.853 per share, comprised of $0.483 per share ordinary income and short-term capital gains which are taxable as ordinary income and $1.37 per share long-term capital gains which are taxable as such. The Fund paid distributions for Class Z shares totaling $2.035 per share, comprised of $0.665 of ordinary income and short-term capital gains which are taxable as ordinary income and $1.37 per share long-term capital gains which is taxable as such. Further, we wish to advise you that 44% of the ordinary income dividends paid in the fiscal year ended 1998 qualified for the corporate dividend received deduction available to corporate taxpayers.
In January 1999, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 1998.
--------------------------------------------------------------------------------

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

      The following terms are used in mutual fund investing.

ASSET ALLOCATION

      Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

      Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

      Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

      Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

      Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

      Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

      Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

      The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

      This following chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY



                                    [CHART]


Source: Stocks, Bonds, Bills and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

      Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

      All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

-------------------------------------------------------------------------------------------------------------------------------
                                   1987    1988    1989     1990     1991    1992    1993     1994     1995     1996     1997
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS1                             2.0%    7.0%   14.4%     8.5%    15.3%    7.2%   10.7%   (3.4)%    18.4%     2.7%     9.6%
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES2                        4.3%    8.7%   15.4%    10.7%    15.7%    7.0%    6.8%   (1.6)%    16.8%     5.4%     9.5%
-------------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT
GRADE CORPORATE
BONDS3                             2.6%    9.2%   14.1%     7.1%    18.5%    8.7%   12.2%   (3.9)%    22.3%     3.3%    10.2%
-------------------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD
CORPORATE
BONDS4                             5.0%   12.5%    0.8%    (9.6)%   46.2%   15.8%   17.1%   (1.0)%    19.2%    11.4%    12.8%
-------------------------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS5                            35.2%    2.3%   (3.4)%   15.3%    16.2%    4.8%   15.1%    6.0%     19.6%     4.1%    (4.3)%
===============================================================================================================================
DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURN PERCENT                    33.2%   10.2%   18.8%    24.9%    30.9%   11.0%   10.3%    9.9%      5.5%     8.7%    17.1%
-------------------------------------------------------------------------------------------------------------------------------



1LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15-and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1997. It does not represent the performance of any Prudential Mutual Fund.


                                    [CHART]



Source: Morgan Stanley Capital International (MSCI) and Lipper Analytical Services, Inc. as of 12/31/97. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.



This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.


                                    [CHART]


Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.




                                    [CHART]


Source: Morgan Stanley Capital International, December 31, 1997. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


                                    [CHART]



Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential Mutual Fund.

      APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

      Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

      The Manager and The Prudential Investment Corporation (PIC)1 are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol.

The Prudential rock is a recognized brand name throughout the world.

      INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.5 million cars and insures approximately 1.2 million homes.

      MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In PENSIONS & INVESTMENTS, May 12, 1997, Prudential was ranked third in terms of total assets under management.

      REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,100 offices in the United States.2

      HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.

      FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $4 billion in assets and serves nearly 1.5 million customers across 50 states.

----------
1PIC serves as the subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to The Prudential Investment Portfolios, Inc., Prudential Diversified Funds, and Mercator Asset Management LPas the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust and Prudential Diversified Funds.

2As of December 31, 1996.

                                     III-1

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

      As of December 31, 1997, Prudential Investments Fund Management is the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

      The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

      From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

      EQUITY FUNDS. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

      HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.3 Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

      Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

      Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTEr to WOMEN'S WEAr DAILY--to keep them informed of the industries they follow.

      Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

      Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

      Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.


----------
3As of December 31, 1996. The number of bonds and the size of the Fund are subject to change.

                                     III-2

      Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

      TRADING DATA.4 On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.5 Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.6

      Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

      Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion. During 1997, over 29,000 new customer accounts were opened each month at Prudential Securities.7

      Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas.

      In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Three Prudential Securities' analysts were ranked as first-team finishers.8

      In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectsSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

      For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial advisor or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.


----------
4Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Investments, a business group of PIC, for the year ended December 31, 1995.

5Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.

6As of December 31, 1994.

7As of December 31, 1997.

8On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.


                                     III-3

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (A)  FINANCIAL STATEMENTS:

          (1) The following financial statement is included in the Prospectus constituting Part A of this Registration Statement:

               Financial Highlights.

          (2) Financial statements included in the Statement of Additional Information constituting Part B of this Registration Statement:
               Portfolio of Investments at September 30, 1998.

               Statement of Assets and Liabilities at September 30, 1998.

               Statement of Operations for the year ended September 30, 1998.

               Statement of Changes in Net Assets for the years ended  September
                 30, 1998 and 1997.

               Notes to Financial Statements.

               Financial Highlights.

               Report of Independent Accountants.

          (b)  EXHIBITS:

                1.  (a)  Amended  and  Restated  Articles  of  Incorporation  of
                         Registrant. Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A filed via EDGAR on January 30, 1995 (File No. 33-37356).

                    (b) Articles of Amendment of Registrant. Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A filed via EDGAR on January 30, 1995 (File No. 33-37356).

                    (c) Articles of Amendment of Registrant. Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-1A filed via EDGAR on December 2, 1996 (File No. 33-37356).

                    (d)  Articles Supplementary of Registrant.*

                2.  By-Laws of the  Registrant.  Incorporated  by  reference  to
                    Exhibit 2 to Post-Effective Amendment No. 11 to Registration Statement on Form N-1A filed via EDGAR on December 1, 1997 (File No. 33-37356)

                3.  Not Applicable.

                4. Instruments defining rights of holders of the securities being offered. Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed via EDGAR on November 30, 1993 (File No. 33-25553).

                5.  (a)  Management   Agreement   between  the   Registrant  and
                         Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment
                         No. 11 to Registration Statement on Form N-1A filed via
                         EDGAR on December 1, 1997 (File No. 33-37356)

                    (b) Subadvisory Agreement among Registrant, Prudential Mutual Fund Management, Inc. and Wellington Management Company. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 11 to Registration Statement on Form N-1A filed via EDGAR on December 1, 1997 (File No. 33-37356)

                6.  (a)  Distribution    Agreement   between    Registrant   and
                         Prudential  Investment  Management  Services  LLC.*
                    (b)  Form of Selected Dealer Agreement.*

                7.  Not Applicable.

                8. Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 11 to Registration Statement on Form N-1A filed via EDGAR on December 1, 1997 (File No. 33-37356)

                9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 11 to Registration Statement on Form N-1A filed via EDGAR on December 1, 1997 (File No. 33-37356)

                10. Opinion and consent of Counsel.*

                11. (a)  Consent of Independent Accountants.*

                12. Not Applicable.

                13. Not Applicable.

                14. Not Applicable.

                15. (a) Amended and Restated Distribution and Service Plan for Class A Shares.* (b) Amended and Restated Distribution and Service Plan for Class B Shares.* (c) Amended and Restated Distribution and Service Plan for Class C Shares.*

                16. (a) Schedule of Computation of Performance Quotations. Incorporated by reference to Exhibit 16(a) to Post-Effective Amendment No. 11 to Registration Statement on Form N-1A filed via EDGAR on December 1, 1997 (File No. 33-37356)

                    (b) Schedule of Computation of 30-day yield. Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-1A, filed via EDGAR on November 30, 1993 (File No. 33-37356).

                17. Financial Data Schedule.*

                18. Amended and Restated Rule 18f-3 Plan.*


----------
* Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

     As of November 6, 1998 there were 11,482, 16,106, 165 and 523 record holders of Class A, Class B, Class C and Class Z shares of common stock, respectively, $.001 par value per share, of the Registrant.

ITEM 27. INDEMNIFICATION.

     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 as amended (the 1940 Act) and pursuant to Article VI of the Fund's Amended and Restated Articles of Incorporation (Exhibit 1(a) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 6 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 5 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (the Manager or PIFM) and Wellington Management Company (the Subadviser), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "How the Fund Is Managed--Manager" and "How the Fund Is Managed--Subadviser" in both the Prospectus constituting Part A of this
Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of the executive officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

     The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

NAME AND ADDRESS            POSITION WITH PIFM               PRINCIPAL OCCUPATIONS
----------------            ---------------                  ------------------
Brian Storms                Officer-in-Charge,               President, Prudential Investments; Officer-in-Charge, President,
                            President, Chief                    Chief Executive Officer and Chief Operating Officer, PIFM
                            Executive Officer and
                            Chief Operating Officer

Frank W. Giordano           Executive Vice President,         Senior Vice President, Prudential Securities Incorporated; Executive
                            Secretary and                        Vice President, Secretary and General Counsel, PIFM
                            General Counsel

Robert F. Gunia             Executive Vice President          Vice President, Prudential Insurance Company of America;
                            and Treasurer                        Executive Vice President and Treasurer,PIFM; Senior Vice President,
                                                                 Prudential Securities Incorporated

Neil A. McGuinness          Executive Vice President          Executive Vice President and Director of Marketing, PMF&A;
                                                                 Executive Vice President, PIFM

Robert J.Sullivan           Executive Vice President          Executive Vice President, PMF&A; Executive Vice President, PIFM

     Wellington Management Company, the Subadviser, is a Massachusetts partnership and is a registered investment adviser engaged in the investment advisory business. Information as to the general partners of the Subadviser is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908), and is incorporated herein by reference thereto.

ITEM 29. PRINCIPAL UNDERWRITER

     (a) Prudential Investment Management Services LLC (PIMS)

     PIMS is distributor for Cash Accumulation Trust, Command Money Fund, Command Government Fund, Command Tax-Free Fund, The Global Total Return Fund,
Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund (California Income Series and California Series), Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund,Inc., Prudential Investment Portfolios, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential 20/20 Focus Fund, Prudential Utility Fund, Inc., Prudential World Fund, Inc., Prudential Diversified Funds and The Target Portfolio Trust.

     (b)(i) Information concerning the officers and directors of PIMS is set forth below.


                                          POSITIONS AND                                             POSITIONS AND
                                          OFFICES WITH                                              OFFICES WITH
NAME(1)                                   UNDERWRITER                                               REGISTRANT
-------                                   -----------                                               -----------
E. Michael Caulfield ................     President                                                 None
Mark R. Fetting .....................     Executive Vice President                                  None
  Gateway Center Three
   100 Mulberry Street
   Newark, New Jersey 07102

Jean D. Hamilton ....................     Executive Vice President                                  None
Ronald P. Joelson ...................     Executive Vice President                                  None
Brian M. Storms .....................     Executive Vice President                                  None
  Gateway Center Three
   100 Mulberry Street
   Newark, NJ 07102

John R. Strangfeld ..................     Executive Vice President                                   None
Mario A. Mosse ......................     Senior Vice President and Chief Operating Officer          None
Scott S. Wallner ....................     Vice President, Secretary and Chief Legal Officer          None
Michael G. Williamson ...............     Vice President, Comptroller and Chief
                                            Financial Officer                                        None

C. Edward Chaplin ...................     Treasurer                                                  None


----------

(1) The address of each person named is Prudential Plaza, Newark, New Jersey 07102 unless otherwise noted.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, Wellington Management Company, 75 State Street, Boston Massachusetts 02109, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services, LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(4), (5), (6), (7), (9), (10) and (11), 31a-1(f), and Rule 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, LLC.

ITEM 31. MANAGEMENT SERVICES

     Other than as set forth under the captions "How the Fund Is Managed--Manager", "How the Fund Is Managed-- Subadviser" and "How the Fund Is Managed--Distributor" in the Prospectus and the corresponding sub-captions, captions "The Manager", "The Subadviser" and "The Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

     Registrant makes the following undertaking:

     The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 27th day of November, 1998.

                            GLOBAL UTILITY FUND, INC.

                               /s/ Brian M. Storms
                               -------------------
                              (BRIAN M. STORMS, PRESIDENT)

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                                   TITLE                                DATE
         ---------                                   -----                                ----
/s/ Eugene C. Dorsey                         Director                               November 27, 1998
-----------------------------
    EUGENE C. DORSEY

/s/ Douglas H. McCorkindale                  Director                               November 27, 1998
-----------------------------
    DOUGLAS H. MCCORKINDALE

/s/ Thomas T. Mooney                         Director                               November 27, 1998
-----------------------------
    THOMAS T. MOONEY

/s/ Brian M. Storms                          President                              November 27, 1998
-----------------------------                   and Director
    BRIAN M. STORMS

/s/ Grace Torres                             Treasurer and Principal                November 27, 1998
-----------------------------                   Financial and Accounting
    GRACE TORRES                                Officer


                                  EXHIBIT INDEX

 1.  (d) Articles Supplementary of Registrant.

 6. (a) Distribution Agreement between Registrant and Prudential Investment Management Services LLC.

     (b) Form of Selected Dealer Agreement.

10.  Opinion of Counsel.

11.  (a) Consent of Independent Accountants.

     (b) Consent of Kirkpatrick &Lockhart LLP.

15.  (a) Amended and Restated Distribution and Service Plan for Class A Shares.

     (b) Amended and Restated Distribution and Service Plan for Class B Shares.

     (c) Amended and Restated Distribution and Service Plan for Class C Shares.

17.  Financial Data Schedule.

18.  Amended and Restated Rule 18f-3 Plan.